UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21419
SPARX Asia Funds
(Exact name of registrant as specified in charter)
360 Madison Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)
Kevin T. Medina, Esq.
SPARX Investment & Research, USA, Inc.
360 Madison Avenue
New York, New York 10017
(Name and address of agent for service)
registrant’s telephone number, including area code: 212-452-5000
Date of fiscal year end: October 31
Date of reporting period: October 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
SPARX Japan Fund
SPARX Japan Smaller Companies Fund
SPARX Asia Pacific Opportunities Fund
SPARX Asia Pacific Equity Income Fund
SPARX Asia Funds
Annual Report
October 31, 2008

This report is for the information of the shareholders of SPARX Asia Funds. Its use in connection with any offering of the Funds’ shares is authorized only in the case of a concurrent or prior delivery of the Trust’s current prospectus.

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS
SPARX Japan Fund
Fund Commentary
For the year ended October 31, 2008, the Investor share class of the SPARX Japan Fund had a total return of –40.09% and the Institutional share class of the Fund had a total return of –40.11%1 while the benchmark TOPIX Total Return Index2 (“TOPIX”) slid 36.17% in U.S. dollar terms over the same period. Asian equity markets experienced a high degree of volatility over the course of the previous twelve months, and the Fund’s holdings were no exception to this trend. Among the names we invested in are those that benefited from active infrastructure investments as well as an improving standard of living in developing countries. This strategy helped the portfolio’s overall performance despite turbulence in worldwide equity markets and uncertainty about the global economy.
Among the best relative performers were companies which have benefited primarily from growing demand from emerging economies. These included issuers such as baby and feminine-care products maker Uni-Charm Corporation3 and personal-care goods manufacturer Kao Corporation, both of which gained from improving standards of living in developing countries.
Amid severe selling pressure in the overall market, the stock price of Kao Corp. remained strong on expectations that earnings growth would remain robust in the next fiscal year due to declining raw material prices. Additionally, Kao has maintained a positive trend in sales and net income for nineteen consecutive years. Kao has also been proactive in increasing shareholder return by maintaining a 40% payout ratio and buying back shares.
The biggest detractors to the Fund came from our investments in cyclically sensitive names such as trading houses Marubeni Corporation and Itochu Corporation, which declined on the back of sliding raw material prices. As global commodity prices surged in recent years, investors developed a fresh appreciation for Japan’s trading companies, which sparked an increased appetite for their stocks. Now that the raw material prices have declined, so have the share prices of these general trading houses.
Among other holdings that performed poorly were Isuzu Motors Limited, one of the world’s leading makers of trucks with eco-friendly technology, and Komatsu Ltd., Japan’s largest manufacturer of construction machinery. Shares of infrastructure-related names dropped amid growing worries about a slowdown in emerging economies. However, we believe that just as Japan exhibited double digit gross domestic product growth when the inflation rate stood at 7% in the 1960s, the developing economies of Asia will bounce back to a stronger growth trend once the inflation rate declines from current high levels. While our exposure to companies focused on emerging economies may be a short-term disadvantage for us, we firmly believe that in the mid- to long-term this will be hugely advantageous. Therefore, we have not changed our core investment strategy of targeting companies expected to benefit from growth in markets outside of Japan, especially emerging economies.
INVESTOR SHARES
GROWTH OF $10,000
The line graph shown above for the Fund assumes an initial investment of $10,000 in the Investor Shares made at the close of business on 10/31/03 (commencement of operations). The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

*	Returns shown for the TOPIX are calculated in USD and take into account the reinvestment of dividends. The Index is referred to for comparative purposes only and is not intended to parallel the risk of the investment style of the Fund. You cannot invest directly in an index.
SPARX Japan Fund
Institutional Shares
Average Annual Total Return
as of October 31, 2008

		Since
		Inception
1 Year	5 Year	(10/31/03)
(40.11)%	1.43%	1.43%
SPARX Japan Fund
Investor Shares
Average Annual Total Return
as of October 31, 2008

		Since
		Inception
1 Year	5 Year	(10/31/03)
(40.09)%	1.30%	1.30%
The performance data quoted here represents past performance. Investment return and principal will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-632-1320 or visit www.SparxAsiaFunds.com.

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS
Market Commentary
The Japanese equity market declined during the year due to growing concerns about the possibility of “spillover” from the credit crisis in the U.S. Investor sentiment in Japan also soured as the yen appreciated against the U.S. dollar as the prospect of a global recession prompted investors to sell higher-yielding assets and pay back low-cost loans in Japanese yen. That prompted some money managers to sell off holdings in many export-related companies since a stronger yen tends to lower the value of repatriated profits and increase the cost of Japanese products overseas. Meanwhile, domestic demand remained sluggish in Japan, forcing many companies, particularly in the real-estate sector, to fold.
The Nikkei 225 Stock Average ended the one-year period from November 1, 2007 to October 31, 2008 hovering close to a 26-year low of 7,000 after hitting 16,870.40 on November 1, 2007, the highest level in the one-year period ended October 31, 2008. This November high was quickly reversed and the market never experienced such levels thereafter amid persistent uncertainty about the outlook for corporate profits and the broader economy.
During the October–December period, the Japanese equity market remained highly correlated with the U.S. equity market, which suffered as investors feared that the effect of the sub-prime mortgage problem might spread to other sectors of the U.S. economy and impact corporate earnings. Within this environment, Japan’s market was buoyed by expectations that liquidity would increase after the U.S. Federal Reserve Board moved to lower its Federal Funds Rate. However, this jubilance proved short-lived as word that sub-prime related losses at Japan’s six largest banks totaled more than JPY 300 billion. Additionally, there was turmoil in global bond markets as long-term interest rates in both Japan and America fell to the lowest levels since September 2005. Even though some sovereign funds, including China Investment Corp., showed their interest to invest in Japanese equities, it was not enough to offset the declines due to worries about a recurrence of stagflation.
Japan’s stock market continued to slide through the end of October 2008 amid fears on the impact of the financial market turmoil on Japan. Also, due to appreciation of the yen, stock prices in Japan once again assumed a negative bent and fears of a global recession dragged down stocks worldwide.
Market Outlook and Investment Strategy
We believe Japanese equities are currently at attractive valuations based on a number of indicators, including price to book ratio, price to earnings ratio and dividend yields. Yet the overall stock market in Japan may remain captive to the vicissitudes of U.S. equities for an indefinite period. It is important to keep in mind, however, that even if a slowdown in the U.S. economy hurts global growth in the short-run, we do not believe there will be a lasting impact on the fast-paced expansion in the world’s developing economies. Therefore, in our opinion, finding Japanese companies that can successfully tap into that developing world growth will continue to be a promising investment theme for the foreseeable future. Therefore, we have not changed our core investment strategy of targeting companies expected to benefit from growth in markets outside of Japan, especially emerging economies. We will continue to look for companies with a competitive edge in producing energy efficient, high-quality and/or uniquely competitive products with superior craftsmanship. Our research indicates that companies with those characteristics offer the best potential for finding hidden value in ‘Japan Inc.’ amid an increasingly competitive global marketplace.

[1]	SPARX Investment & Research, USA, Inc. had contractually agreed, until February 28, 2010, to waive receipt of its fees and/or assume expenses of the Fund so that the expenses (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowing) do not exceed 1.25% for both Institutional and Investor Shares. In the absence of such waiver, the total return for the Institutional Shares and the Investor Shares will be lower. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

[2]	Returns for the TOPIX take into account the reinvestment of dividends. The TOPIX, also known as the Tokyo Price Index, is an unmanaged, capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. The Nikkei 225 stock average is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange. The Indices are referred to for comparative purposes only and are not intended to parallel the risk or investment style of the Fund. Investors cannot invest directly in an index.

[3]	See the accompanying Portfolio of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this commentary. Portfolio composition will change over time due to ongoing management of the Fund. References to specific securities and their issuers, and to sectors, are for illustrative purposes only of sectors and securities in which the Fund may invest and are not intended to be, and should not be interpreted as, recommendations of the Fund, its Adviser or Distributor. Portfolio holdings are subject to change daily.
Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. Because of the Fund’s concentration in securities issued by companies located in Japan, the Fund will be particularly subject to the risks of any adverse social, political and economic events which occur in Japan or affect Japanese markets, and the value of the Fund’s shares may be more volatile than funds that do not similarly concentrate their investments.
You should consider the investment objectives, risks, charges and expenses of the SPARX Asia Funds carefully before investing. A prospectus may be downloaded and viewed with this and other information about the Funds or may be obtained by calling 800-632-1320. The prospectus should be read carefully before investing.
The SPARX Asia Funds are distributed by Professional Funds Distributor, LLC.

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS
SPARX Japan Smaller Companies Fund
Fund Commentary
For the year ended October 31, 2008, the SPARX Japan Smaller Companies Fund was down by 37.00%1 while the benchmark MSCI Japan Small Cap Index2 fell 36.70% in terms of U.S. dollars over the same period. Asian equity markets experienced a high degree of volatility over the course of the previous twelve months, and the Fund’s holdings were no exception to this trend. We maintained our strategy of overweighting service sector-related company’s stocks, which we believe are less likely to be negatively impacted by higher costs for raw materials and other external supply shocks. At the same time, we closely monitored shares of domestic demand-linked sectors, such as the construction and retail industries, for relatively stable earnings forecast.
The chief positive contributors to the Fund’s performance during the period were those names which, in our view, do not bear any direct connection or exposure to the U.S. sub-prime loan problems that have dogged the large-cap space in the Japanese market. This included Kakaku.com, Inc.3, a price comparison website operator, whose share price increased on expectations of further growth based on sound fundamentals. Another relative contributor was Japan Wind Development Co., Ltd., a developer of windmill power plants, which benefited from global attention due to the recent rise in environmental awareness, due to the G8 Hokkaido Toyako Summit held this year in Japan. Alpha Systems Inc., an information system developer with expertise in mobile phone network systems, was another relative out performer. Alpha’s stock price rallied during the year amid expectations for strong demand for its next-generation fiber optic communications networks.
During the same period, the main detractors included the boutique investment bank Risa Partners, Inc. Besides concerns over bankruptcies in the real-estate industry, the company’s stock also declined sharply on worries that there may be an equity dilution stemming from a proposed issuance of new shares, which was later called off. Message Co. Ltd., one of Japan’s leading nursing home operators also weighed down performance. Though we believe the company’s fundamentals are strong, its stock price plummeted amid growing fears over dilution from an additional public offering which took place in February. Our view remains, however, that this public offering will be a positive for Message’s long-term earnings growth. Samantha Thavasa Japan Ltd., which mainly sells handbags and jewelry for young women, was another underperforming stock. We believe that the company’s stock was oversold and we believe that the company has future growth potential.
Market Commentary
During the first 6 months of the period, the overall Japanese equity market slumped amid high volatility triggered by the U.S. sub-prime problems. Most companies announced disappointing earnings results due to increasing concerns over a stronger yen, global economic slowdown, weak domestic consumption and commodity price hikes. However, the market rebounded in the beginning of April as the market moved positively on optimism over the financial situation in the U.S., and global money inflow due to an easing U.S. monetary policy. Also, a weaker yen helped support the Japanese stock indices. Since July, however, uncertainty about the outlook in the U.S. was exacerbated by global inflation, particularly in emerging economies, triggering a sell off again. Investor sentiment deteriorated as concerns deepened about Japan Inc.’s exposure to weaker economic growth in key export markets such as the U.S. and China, along with renewed worry about domestic demand with the official onset of recession in Japan.
Towards the end of the period through October 2008, Japanese markets declined along with equity markets in the rest of the world as concerns over a global recession spread. The latter part of this period also saw a rise in yen relative to the U.S. dollar, further hurting export-oriented companies in Japan. By the end of October, many Japanese stocks stood at historically low valuations as measured by traditional metrics such as book value and price to earning multiples.
Market Outlook and Investment Strategy
The market environment is undeniably challenging both in Japan and abroad. However our view is that the Japanese equity market will be positively evaluated by global investors as being relatively better positioned for upside in the coming months. One reason for that belief is that Japan’s financial system is in a much healthier state than that of many Western economies. Our research also indicates that many Japanese firms, including banks, are better off than their global peers. Therefore, the current market volatility may create an opportunity for Japanese companies to increase their market share in key foreign markets. What’s more, we believe that Japan is more likely to undergo a shorter, cyclical downturn than a prolonged, structural slump. Indeed, we are already beginning to see what we view as early signs of pickup in the Japanese property and retail sectors, which we believe will boost economic growth in Japan. For all of the above reasons, we are positive on Japan and are investing in companies that we believe boast strong balance sheets, have high quality management teams and a competitive edge vis-à-vis their domestic and global peers.
As for future investment activities, we will continue to increase our existing positions in stocks which we believe are oversold, and will take profits from issuers that have risen above what we believe to be their intrinsic value. Considering the current environment, we increased our exposure into mainly domestic-oriented stocks rather than exporters. Most importantly, we will continue to conduct fundamentals-based research in an effort to uncover shares of companies with sound business strategies and strong balance sheets.

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS
INVESTOR SHARES
GROWTH OF $10,000
The line graph shown for the Fund assumes an initial investment of $10,000 in the Investor Shares made at the close of business on 08/31/07 (commencement of operations). The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

*	Returns shown for the MSCI Japan Small Cap Index take into account the reinvestment of dividends. The Index is referred to for comparative purposes only and is not intended to parallel the risk of the investment style of the Fund. You cannot invest directly in an index.
SPARX Japan Smaller
Companies Fund
Total Return
as of October 31, 2008

Since
Inception
1 Year	(08/31/07)
(37.00)%	(27.08)%

[1]	SPARX Investment & Research, USA, Inc. has contractually agreed, until February 28, 2010, to waive receipt of its fees and/or assume expenses of the Fund so that the expenses (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowing) do not exceed 1.60%. In the absence of such waiver, the total return for the Fund will be lower. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

[2]	Returns for the MSCI Small Cap Japan Index take into account the reinvestment of dividends. The MSCI Small Cap Japan Index represents the universe of small capitalization companies in the Japan equity markets. The Index is referred to for comparative purposes only and is not intended to parallel the risk or investment style of the Fund. Investors cannot invest directly in an index.

[3]	See the accompanying Portfolio of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter. Portfolio composition will change over time due to ongoing management of the Fund. References to specific securities and their issuers, and to sectors, are for illustrative purposes only of sectors and securities in which the Fund may invest and are not intended to be, and should not be interpreted as, recommendations of the Fund, its Adviser or Distributor. Portfolio holdings are subject to change daily.
Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. Because of the Fund’s concentration in securities issued by companies located in Japan, the Fund will be particularly subject to the risks of any adverse social, political and economic events which occur in Japan or affect Japanese markets, and the value of the Fund’s shares may be more volatile than funds that do not similarly concentrate their investments.
You should consider the investment objectives, risks, charges and expenses of the SPARX Asia Funds carefully before investing. A prospectus may be downloaded and viewed with this and other information about the Funds or may be obtained by calling 800-632-1320. The prospectus should be read carefully before investing.
The SPARX Asia Funds are distributed by Professional Funds Distributor, LLC.
The performance data quoted here represents past performance. Investment return and principal will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-632-1320 or visit www.SparxAsiaFunds.com.

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS
SPARX Asia Pacific Opportunities Fund
Fund Commentary
For the year ended October 31, 2008, the SPARX Asia Pacific Opportunities Fund had a total return of -47.07% while the benchmark MSCI All Country (AC) Asia Pacific Ex-Japan Index1 declined 57.03% in terms of U.S. dollars over the same period.2 Asian equity markets experienced a high degree of volatility over the course of the previous twelve months, and the Fund’s holdings were no exception to this trend, although the Fund’s emphasis on buying premium franchises at attractive valuations enabled it to substantially outperform its benchmark during the period. The Fund’s gross expense ratio as of October 31, 2008 was 5.97%, and net expense ratio was 1.60%.3
The chief positive contributors to the Fund’s performance during the period were shares in diversified financial services and technology-related companies. In terms of specific issues, the best performers were one of Singapore’s premium banking franchises, United Overseas Bank Ltd. (UOB), a leading mortgage finance company in India, Housing Development Finance Corp. (HDFC) and a leading Korea-based technology company, Samsung Electronics Co.4
UOB outperformed relative to most other financial companies due to its strong capital position and the market’s recognition that UOB was unlikely to need to raise capital. We view the banking sector in Singapore as an oligopoly, thus we see the company’s returns as being relatively stable compared to other banking companies. We believe that UOB currently offers an attractive dividend and is a premier Asian banking franchise with a dominant market position. In regard to HDFC, this company is one of the leading mortgage finance companies in the fast growing Indian market. We feel HDFC is well positioned to benefit from increasing Indian home ownership which provides HDFC with compelling long-term opportunities for future growth. The Fund acquired HDFC’s shares at an attractive valuation during a market decline and exited the position when the shares returned to what we viewed as fair value. Finally, Samsung Electronics is a leading global technology company with business exposure in semiconductors as well as consumer electronics. We view the company as a premier global franchise with superior technology and market-leading products. The volatility in Samsung’s share price during the year provided opportunities for the Fund to purchase the stock at what we believed to be undervalued levels. As the company’s shares returned to what we viewed as fair value, we exited our positions.
During the same period, major detractors to the Fund’s performance in terms of sectors were in the financial services and banking segment as well as in energy-related companies. In terms of specific holdings, among the biggest detractors during the year were the Australian investment banking and infrastructure management company, Macquarie Group Ltd., China’s biggest oil and gas producer, CNOOC Ltd., and a Hong Kong-based banking company, Standard Chartered PLC.
Macquarie Group suffered from the general sell-off in financial services companies, despite our view that as primarily an investment banking company it does not require a large balance sheet and continues to have a stable funding profile. In the period from March 2008 through September 2008, Macquarie Group generated almost $1 billion in profits despite a very tough market environment. The company’s dividend is unchanged from the same period last year, with a yield of around 11% based on valuations in October of 2008. We believe that Macquarie Group remains an attractive, albeit higher risk, position for the Fund. Another laggard this year was the banking company Standard Chartered, which suffered in part due to its presence in markets such as Pakistan and South Korea. Despite the stock’s disappointing performance over the past twelve months, we still believe that Standard Chartered remains one of the best positioned banks in terms of its position in growing emerging market countries in Asia. Although the short-term outlook for the company may be difficult, we believe the strength of the Standard Chartered’s franchise as well as its superior management team warrant a premium share price. With a yield of approximately 8%, we believe that a substantial risk premium is already built into the stock. In regard to CNOOC, the company’s shares declined sharply in the latter part of the year as oil prices fell. However, we continue to view the company positively based on its strong production profile and excellent market position within China. We expect CNOOC to yield approximately 6.5% next year. While we are cautious about falling oil prices, we believe that even with oil prices at $50/bbl, CNOOC could still yield approximately 4.5 – 5%, adding to its attractiveness as a Fund holding.
Market Commentary
The period from November 1, 2007 through the end of the year saw a continuation of the market rally across Asia. Led by markets in Hong Kong and China, shares in many Asian companies continued to rally. However, the New Year opened with one of the worst months for the Asian markets since September of 2001 as fear spread about the risk of a global credit crunch. Despite growing fears about the global economic outlook, centered on conditions in the U.S., commodity prices continued to rise, with oil prices surging above $100/bbl. This merely stoked equity investors’ fears of more widespread inflation and macroeconomic malaise, something exacerbated by a continual stream of announcements about losses on securitized products packaged by financial institutions in the U.S. and Europe. Further weakness in the dollar against major global currencies also added a note of instability. The MSCI AC Asia Pacific ex-Japan Index fell by 12.7% during the month, beginning what has been one of the most challenging years for stock markets in Asia and around the world.
Through the first nine months of 2008, stock markets in Asia became increasingly volatile as the contagion from the U.S. credit and real estate crisis spread from U.S. markets to the rest of the world. Despite unprecedented policy actions by governments and regulatory authorities, uncertainty and sometimes panic reigned across many financial markets, resulting in substantial declines in equity prices in every major Asian market as many institutional investors were forced to unwind positions regardless of fundamental valuations. The dollar strengthened against many Asian currencies as investors moved to the perceived safety of the U.S. currency. While we noted in last year’s commentary that we were concerned about the narrowness of last year’s market rally in Asia and felt that share prices in certain Asian markets such as China had reached bubble level valuations, we did not fully anticipate the breadth and severity of the financial crisis which unfolded during the latter part of the year. Growth forecasts for companies and countries across the Asia-Pacific region were revised sharply downward, although gross domestic product (“GDP”) growth in Asia still looks to set to outperform any other region. By the end of October of 2008, stock market valuations had priced in a severe economic recession in Asia and a corresponding negative impact on profits at Asian companies.

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS
Market Outlook and Investment Strategy
We believe the significant policy actions by the U.S. government and regulators, as well as the central banks and governments of other nations will help alleviate, but cannot prevent, the inevitable pain that will be felt by countries and companies next year. We are particularly encouraged by the policy actions taken by Asian governments, including economic stimulus packages announced by governments in China, Japan, South Korea and elsewhere. While we expect growth to slow across the Asia-Pacific region, most forecasts still call for Asia to outperform every other region in terms of GDP growth. Nevertheless, given the severity of the crisis, we expect continued volatility in markets in the near-term. We believe the biggest risk to all Asian markets remains a sharp and protracted slowdown in the Chinese economy because so many industries (natural resources, steel, shipping, shipbuilding, chemicals, etc.) are benefiting from continued demand from China.
Despite the expected volatility in Asian markets, the sharp decline in equity markets across Asia has improved the risk/reward profile in many of the region’s stock markets. In many cases, Asian markets have already priced in a severe economic recession that rivals or exceeds that of the Asia economic crisis. Indeed, in certain cases, we feel that markets have overcorrected and there are now opportunities to purchase some of Asia’s premier companies at historically low valuations. With this in mind, our strategy remains broadly the same, which is to focus on undervalued franchises/absolute value stocks trading at discounts to what we consider to be their intrinsic value. In the weeks and months ahead, we will pay special attention to valuations and volatility that may affect the Fund’s existing holdings and will continue to look for opportunities to add stocks that fit within our investment criteria.
INVESTOR SHARES
GROWTH OF $10,000
The line graph shown above for the Fund assumes an initial investment of $10,000 in the Investor Shares made at the close of business on 08/31/07 (commencement of operations). The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

*	Returns shown for the MSCI AC Asia Pacific Ex-Japan Index take into account the reinvestment of dividends. The Index is referred to for comparative purposes only and is not intended to parallel the risk of the investment style of the Fund. You cannot invest directly in an index.
SPARX Asia Pacific
Opportunities Fund
Investor Shares
Total Return
as of October 31, 2008

Since
Inception
1 Year	(08/31/07)
(47.07)%	(29.90)%
The performance data quoted here represents past performance. Investment return and principal will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-632-1320 or visit www.SparxAsiaFunds.com.

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS

[1]	The MSCI AC Asia Pacific Ex-Japan index is a free float-adjusted, capitalization weighted index of the stock markets of China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, Thailand, Australia & New Zealand. The index is referred to for comparative purposes only and is not intended to parallel the risk or investment style of the Fund. Investors cannot invest directly in an index.

[2]	Not annualized.

[3]	SPARX Investment & Research, USA, Inc. has contractually agreed, until February 28, 2010, to waive receipt of its fees and/or assume expenses of the Fund so that the expenses (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowing) do not exceed 1.60%. In the absence of such waiver, the annualized total return for the Fund will be lower. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

[4]	See the accompanying Portfolio of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter. Portfolio composition will change over time due to ongoing management of the Fund. References to specific securities and their issuers, and to sectors, are for illustrative purposes only of sectors and securities in which the Fund may invest and are not intended to be, and should not be interpreted as, recommendations of the Fund, its Adviser or Distributor. Portfolio holdings are subject to change daily.
Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. Because of the Fund’s concentration in securities issued by companies located in Asia, the Fund will be particularly subject to the risks of any adverse social, political and economic events which occur in Asia or affect Asian markets, and the value of the Fund’s shares may be more volatile than funds that do not similarly concentrate their investments.
You should consider the investment objectives, risks, charges and expenses of the SPARX Asia Funds carefully before investing. A prospectus may be downloaded and viewed with this and other information about the Funds or may be obtained by calling 800-632-1320. The prospectus should be read carefully before investing.
The SPARX Asia Funds are distributed by Professional Funds Distributor, LLC.

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS
SPARX Asia Pacific Equity Income Fund
Fund Commentary
For the year ended October 31, 2008, the SPARX Asia Pacific Equity Income Fund had a total return of -42.93% while the benchmark MSCI All Country (AC) Asia Pacific Ex-Japan Index1 declined 57.03% in terms of U.S. dollars over the same period.2 Asian equity markets experienced a high degree of volatility over the course of the previous twelve months, and the Fund’s holdings were no exception to this trend, although the Fund’s emphasis on dividend yielding companies with sustainable cash flows allowed it to substantially outperform its benchmark during the period. The Fund’s gross expense ratio as of October 31, 2008 was 5.91%, and net expense ratio was 1.60%.3
The chief positive contributors to the Fund’s performance during the period were shares in land, utility and security-service companies. In terms of specific issues, the best performers were a Taiwanese real estate company, Farglory Land Development Co. Ltd., an electric utility company in Hong Kong, Hong Kong Electric Holdings Ltd., and a dominant security services company in Korea, S1 Corp.4
Farglory Land is a leading real estate company in Taiwan. The company engages in the construction, leasing and sale of commercial and residential buildings, with its operations concentrated around Taipei. Leading up to the Taiwanese presidential election early in 2008, the sentiment in Taiwan was optimistic towards the property market and the stock price benefited from this as the prospects of a change in the President gave investors more confidence. In regard to Hong Kong Electric, this Hong Kong based utility is one of the few stocks in Asia to have risen this year as many investors believe that their business has almost zero risk as a result of the “Scheme of Control” in Hong Kong. This regulatory regime allows the company to earn a guaranteed return on assets which insulates the business from fuel price risk. After a substantial appreciation in the company’s shares during the year, we have exited the position as we feel the positives have been fully reflected in the share price. S1 Corp is the dominant security services company in Korea. The company’s stock price sold off as part of the broader market decline and the Fund invested in S1 at what we believe to be a significant discount to fair value. With the persistent market volatility, investors have sought out safe businesses and stocks and the share price of S1 has performed relatively well since the purchase. We continue to believe this company offers an attractive opportunity for the Fund based on current market conditions.
During the same period, major detractors to the Fund’s performance in terms of sectors were in the media, real estate and banking sectors. In terms of specific holdings, among the biggest detractors during the year were Australia’s Macquarie Media Group, a Hong Kong commercial real estate trust, Champion Real Estate Investment Trust, and a regional bank in South Korea, Pusan Bank.
Macquarie Media Group has suffered for both fundamental reasons (the media market has been weak) and structural reasons (it has a relatively high debt position and the market is worried about refinancing). However, we have been in regular contact with the company and believe that both of these concerns are overdone. Although we expect the company to announce a restructuring which may result in lower debt and lower dividends, we believe the share price is substantially below the company’s intrinsic value, even in a bearish scenario. Similarly, Champion Real Estate’s stock price has declined significantly over the past year, as investors worried about weakness in the Hong Kong office property market. Investors fear that the global recession will adversely impact Champion’s office properties in particular, as a large percentage of floor space is rented to U.S. Investment Banks. Based on our analysis, we believe that these concerns are generally unwarranted as rents remain firm and Champion has already locked in a meaningful number of tenants for its properties. In regard to Pusan Bank, the shares of this South Korean regional bank have been negatively impacted by the broader decline in the financial sector in South Korea as well as macro-economic concerns about the South Korean economy. In spite of the decline in the stock price, we believe that the bank has been prudent in managing both assets and liabilities on its balance sheets and that its share price will come to reflect these positives once the broader macro economic situation in South Korea becomes less of a concern.
Market Commentary
The period from November 1, 2007 through the end of the year saw a continuation of the market rally across Asia. Led by markets in Hong Kong and China, shares in many Asian companies continued to rally. However, the New Year opened with one of the worst months for the Asian markets since September of 2001 as fear spread about the risk of a global credit crunch. Despite growing fears about the global economic outlook, centered on conditions in the U.S., commodity prices continued to rise with oil prices surging above $100/bbl. This merely stoked equity investors’ fears of more widespread inflation and macroeconomic malaise, something exacerbated by a continual stream of announcements about losses on securitized products packaged by financial institutions in the U.S. and Europe. Further weakness in the dollar against major global currencies also added a note of instability. The MSCI AC Asia Pacific Ex-Japan Index fell by 12.7% during the month, beginning what has been one of the most challenging years for stock markets in Asia and around the world.
Through the first nine months of 2008, stock markets in Asia became increasingly volatile as the contagion from the U.S. credit and real estate crisis spread from U.S. markets to the rest of the world. Despite unprecedented policy actions by governments and regulatory authorities, uncertainty and sometimes panic reigned across many financial markets, resulting in substantial declines in equity prices in every major Asian market as many institutional investors were forced to unwind positions regardless of fundamental valuations. The dollar strengthened against many Asian currencies as investors moved to the perceived safety of the U.S. currency. While we noted in last year’s commentary that we were concerned about the narrowness of last year’s market rally in Asia and felt that share prices in certain Asian markets such as China had reached bubble level valuations, we did not fully anticipate the breadth and severity of the financial crisis which unfolded during the latter part of the year. Growth forecasts for companies and countries across the Asia-Pacific region were revised sharply downward, although gross domestic product (“GDP”) growth in Asia still looks set to outperform any other region. By the end of October of 2008, stock market valuations had priced in a severe economic recession in Asia and a corresponding negative impact on Asian company profits.

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS
Market Outlook and Investment Strategy
We believe the significant policy actions by the U.S. government and regulators, as well as the central banks and governments of other nations will help alleviate, but cannot prevent, the inevitable pain that will felt by countries and companies as we head into 2009. We are particularly encouraged by the policy actions taken by Asian governments, including economic stimulus packages announced by governments in China, Japan, South Korea and elsewhere. While we expect growth to slow across the Asia-Pacific region, most forecasts still call for Asia to outperform every other region in terms of GDP growth. Nevertheless, given the severity of the crisis, we expect continued volatility in markets in the near-term. We believe the biggest risk to all Asian markets remains a sharp and protracted slowdown in the Chinese economy because so many industries (natural resources, steel, shipping, shipbuilding, chemicals, etc.) are benefiting from continued demand from China.
Despite the expected volatility in Asian markets, the sharp decline in equity markets across Asia has improved the risk/reward profile in many of the region’s stock markets. In many cases, Asian markets have already priced in a severe economic recession that rivals or exceeds that of the Asia economic crisis. Indeed, in certain cases, we feel that markets have overcorrected and there are now opportunities to purchase some of Asia’s premier companies at historically low valuations. With this in mind, our strategy remains broadly the same, which is to focus on undervalued dividend paying stocks trading at discounts to what we consider to be their intrinsic value. In the weeks and months ahead, we will pay special attention to valuations and volatility that may affect the Fund’s existing holdings and will continue to look for opportunities to add stocks that fit within our investment criteria.
INVESTOR SHARES
GROWTH OF $10,000
The line graph shown above for the Fund assumes an initial investment of $10,000 in the Investor Shares made at the close of business on 8/31/07 (commencement of operations). The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

*	Returns shown for the MSCI AC Asia Pacific Ex-Japan Index take into account the reinvestment of dividends. The Index is referred to for comparative purposes only and is not intended to parallel the risk of the investment style of the Fund. You cannot invest directly in an index.
SPARX Asia Pacific
Equity Income Fund
Investor Shares
Total Return
as of October 31, 2008

Since
Inception
1 Year	(08/31/07)
(42.93)%	(31.33)%
The performance data quoted here represents past performance. Investment return and principal will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-632-1320 or visit www.SparxAsiaFunds.com.

MANAGEMENT’S DISCUSSION AND ANALYSIS
SPARX ASIA FUNDS

[1]	The MSCI AC Asia Pacific Ex-Japan index is a free float-adjusted, capitalization weighted index of the stock markets of China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, Thailand, Australia & New Zealand. The index is referred to for comparative purposes only and is not intended to parallel the risk or investment style of the Fund. Investors cannot invest directly in an index.

[2]	Not annualized.

[3]	SPARX Investment & Research, USA, Inc. has contractually agreed, until February 28, 2010, to waive receipt of its fees and/or assume expenses of the Fund so that the expenses (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowing) do not exceed 1.60%. In the absence of such waiver, the annualized total return for the Fund will be lower. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

[4]	See the accompanying Portfolio of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter. Portfolio composition will change over time due to ongoing management of the Fund. References to specific securities and their issuers, and to sectors, are for illustrative purposes only of sectors and securities in which the Fund may invest and are not intended to be, and should not be interpreted as, recommendations of the Fund, its Adviser or Distributor. Portfolio holdings are subject to change daily.
Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. Because of the Fund’s concentration in securities issued by companies located in Asia, the Fund will be particularly subject to the risks of any adverse social, political and economic events which occur in Asia or affect Asian markets, and the value of the Fund’s shares may be more volatile than funds that do not similarly concentrate their investments.
You should consider the investment objectives, risks, charges and expenses of the SPARX Asia Funds carefully before investing. A prospectus may be downloaded and viewed with this and other information about the Funds or may be obtained by calling 800-632-1320. The prospectus should be read carefully before investing.
The SPARX Asia Funds are distributed by Professional Funds Distributor, LLC.

SPARX ASIA FUNDS
SPARX Japan Fund
Portfolio of Investments — October 31, 2008

Shares		Value
COMMON STOCKS+ - 97.7%
	Banks - 4.8%
458	Mizuho Financial Group, Inc.	$1,118,345
325	Sumitomo Mitsui Financial Group, Inc.	1,302,881
14,000	Suruga Bank, Ltd.	131,789

		2,553,015

	Chemicals - 17.0%
139,000	Kao Corp.	4,064,583
320,000	Taiyo Nippon Sanso Corp.	2,012,275
40,500	Unicharm Corp.	2,904,819

		8,981,677

	Communication - 0.0%
2,500	Zenrin Co., Ltd.	21,010

	Construction - 3.5%
66,000	Kajima Corp.	190,901
147,000	Obayashi Corp.	719,235
70,000	Shimizu Corp.	343,486
257,000	Taisei Corp.	592,285

		1,845,907

	Electrical Appliances - 8.7%
19,100	Keyence Corp.	3,660,156
3,000	Ricoh Co., Ltd.	32,286
209,000	Toshiba Corp.	755,413
39,000	Yaskawa Electric Corp.	171,148

		4,619,003

	Glass & Ceramics Products - 1.3%
210,000	Nippon Sheet Glass Co., Ltd.	686,783

	Information & Communications - 0.0%
6	Usen Corp. *	8

	Iron & Steel - 3.2%
14,100	JFE Holdings, Inc.	359,767
507,000	Sumitomo Metal Industries, Ltd.	1,303,973

		1,663,740

	Land Transportation - 1.7%
233,000	Tokyu Corp.	915,350

	Machinery - 3.8%
24,800	Daikin Industries, Ltd.	557,813
275,000	IHI Corp.	333,639
59,000	Juki Corp.	91,602
83,000	Komatsu, Ltd.	912,474
26,000	Tadano, Ltd.	115,278

		2,010,806

	Marine Transportation - 0.3%
39,000	Kawasaki Kisen Kaisha, Ltd.	154,513

	Metal Products - 1.4%
126,000	NHK Spring Co., Ltd.	507,807
19,700	Sumco Corp.	213,332

		721,139

	Nonferrous Metals - 1.0%
72,000	Sumitomo Metal Mining Co., Ltd.	539,952

	Other Products - 14.6%
341,000	Asics Corp.	2,136,606
268,300	Fuji Seal International, Inc.	2,993,667
613,000	Mizuno Corp.	2,572,287

		7,702,560

	Pharmaceuticals - 4.1%
192,000	Rohto Pharmaceutical Co., Ltd.	2,176,813

	Precision Instruments - 3.5%
14,500	Mani, Inc.	826,824
24,800	Terumo Corp.	1,033,589

		1,860,413

	Real Estate - 1.6%
341	NTT Urban Development Corp.	349,835
7,760	Sumitomo Real Estate Sales Co., Ltd.	210,268
55,700	Tokyu Livable, Inc.	276,854

		836,957

	Retail Trade - 3.2%
32,500	Ryohin Keikaku Co., Ltd.	1,555,018
4,700	St. Marc Holdings Co., Ltd.	122,779

		1,677,797

	Securities - 0.2%
24,400	Kyokuto Securities Co., Ltd.	107,369

	Transportation Equipment - 10.4%
813,000	Isuzu Motors, Ltd.	1,428,389
47,800	Shimano, Inc.	1,367,342
329,000	T.RAD Co., Ltd.	603,363
53,800	Toyota Motor Corp.	2,100,939

		5,500,033

	Wholesale Trade - 13.4%
249,000	Itochu Corp.	1,315,903
454,000	Marubeni Corp.	1,763,811
74,400	Misumi Group, Inc.	1,138,157
113,100	Mitsubishi Corp.	1,895,765
109,200	Sumitomo Corp.	960,747

		7,074,383

	Total Common Stocks	51,649,228

	(Cost $78,875,553)

SHORT-TERM INVESTMENT - 1.7%
904,056	BlackRock Liquidity Funds Treasury Trust Fund Portfolio	904,056

	Total Short-term Investment	904,056

	(Cost $904,056)
	Total Investments - 99.4%	52,553,284

	(Cost $79,779,609)
	Net Other Assets And Liabilities - 0.6%	337,151

	NET ASSETS - 100.0%	$52,890,435

+	All common stocks in the portfolio were fair valued pursuant to fair value procedures adopted by the Board of Trustees. The aggregate market value of these securities is $51,649,228 or 97.7% of the net assets. (See note 2b)

*	Non-income producing.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
SPARX Japan Fund
Portfolio of Investments (continued) — October 31, 2008
Industry Concentration Table:
(% of Total Net Assets)

Chemicals	17.0%
Other Products	14.6%
Wholesale Trade	13.4%
Transportation Equipment	10.4%
Electrical Appliances	8.7%
Banks	4.8%
Pharmaceuticals	4.1%
Machinery	3.8%
Construction	3.5%
Precision Instruments	3.5%
Iron & Steel	3.2%
Retail Trade	3.2%
Land Transportation	1.7%
Real Estate	1.6%
Metal Products	1.4%
Glass & Ceramics Products	1.3%
Nonferrous Metals	1.0%
Marine Transportation	0.3%
Securities	0.2%
Communication	0.0%
Information & Communications	0.0%
Cash And Net Other Assets	2.3%

Total	100.0%

See accompanying notes to financial statements.

SPARX ASIA FUNDS
SPARX Japan Smaller Companies Fund
Portfolio of Investments — October 31, 2008

Shares		Value
COMMON STOCKS+ - 93.0%
	Chemicals - 1.0%
21,700	Fujikura Kasei Co., Ltd.	$115,296

	Communication - 8.1%
14,300	Software Service, Inc.	102,169
40,600	SRA Holdings, Inc.	287,101
370	T-Gaia Corp.	311,264
47,600	Tohokushinsha Film Corp.	249,514

		950,048

	Electrical Appliances - 8.4%
1,924	MCJ Co., Ltd.	119,675
33,900	Optex Co., Ltd.	314,099
19,600	Shibaura Electronics Co., Ltd.	134,528
33,200	Suzuki Co., Ltd.	220,890
85,000	Tamura Corp.	191,150

		980,342

	Hotels, Restaurants & Leisure - 1.0%
55	Toridoll.corp.	122,946

	Industrial - 1.6%
35,300	Nihon Dengi Co., Ltd.	186,927

	Information & Communications - 3.2%
367	Macromill, Inc.	373,348

	Land Transportation - 3.8%
399	SBS Holdings, Inc.	221,315
20,300	Trancom Co., Ltd.	229,766

		451,081

	Machinery - 10.0%
79,000	Anest Iwata Corp.	286,876
11,500	HIRATA Corp.	58,398
9,900	Ishii Hyoki Co., Ltd.	155,498
29,700	Nittoku Engineering Co., Ltd.	139,218
21,000	SATO Corp.	209,892
21,800	Yushin Precision Equipment Co., Ltd.	328,688

		1,178,570

	Marine Transportation - 1.4%
71,000	Shinwa Kaiun Kaisha, Ltd.	167,793

	Metal Products - 3.5%
11,600	Tocalo Co., Ltd.	112,094
180,000	Tokyo Rope Manufacturing Co., Ltd.	300,263

		412,357

	Mining - 2.0%
37,000	Kanto Natural Gas Development Co., Ltd.	237,695

	Other Financial Business - 1.7%
306	Money Partners Co., Ltd.	199,587

	Other Products - 7.1%
2,500	Furuya Metal Co., Ltd.	166,685
381	Samantha Thavasa Japan, Ltd.	172,044
27,200	Shoei Co., Ltd.	255,330
286	SRI Sports, Ltd.	240,605

		834,664

	Precision Instruments - 2.1%
3,500	Nakanishi, Inc.	250,824

	Real Estate - 1.7%
405	RISA Partners, Inc.	96,981
19,900	Tokyu Livable, Inc.	98,912

		195,893

	Retail Trade - 8.2%
19,800	Arc Land Sakamoto Co., Ltd.	213,132
50,200	Himaraya Co., Ltd.	153,853
75	Start Today Co., Ltd.	146,679
82,400	Tokyo Derica Co., Ltd.	246,178
79	Village Vanguard Co., Ltd.	201,708

		961,550

	Services - 18.7%
432	Benefit One, Inc.	313,046
55,800	Culture Convenience Club Co., Ltd.	369,644
2,484	FujiStaff Holdings, Inc.	293,003
146	Kakaku.com, Inc.	429,476
395	Message Co., Ltd.	297,115
131	Prestige International, Inc.	128,334
26,900	Studio Alice Co., Ltd.	354,231
48	United Technology Holdings Co., Ltd.	7,184

		2,192,033

	Textiles And Apparels - 2.1%
60,000	Yamato International, Inc.	248,411

	Wholesale Trade - 7.4%
99	Japan Wind Development Co., Ltd.	184,278
110,000	Nippon Steel Trading Co., Ltd.	185,119
25,600	Toshin Group Co., Ltd.	326,971
56,100	Yonkyu Co., Ltd. (The)	168,358

		864,726

	Total Common Stocks	10,924,091

	(Cost $16,401,075)

SHORT-TERM INVESTMENT - 2.7%
316,802	BlackRock Liquidity Funds Treasury Trust Fund Portfolio	316,802

	Total Short-term Investment	316,802

	(Cost $316,802)
	Total Investments - 95.7%	11,240,893

	(Cost $16,717,877)
	Net Other Assets And Liabilities - 4.3%	500,677

	NET ASSETS - 100.0%	$11,741,570

+	All common stocks in the portfolio were fair valued pursuant to fair value procedures adopted by the Board of Trustees. The aggregate market value of these securities is $10,924,091 or 93.0% of the net assets. (See note 2b)
See accompanying notes to financial statements.

SPARX ASIA FUNDS
SPARX Japan Smaller Companies Fund
Portfolio of Investments (continued) — October 31, 2008
Industry Concentration Table:
(% of Total Net Assets)

Services	18.7%
Machinery	10.0%
Electrical Appliances	8.4%
Retail Trade	8.2%
Communication	8.1%
Wholesale Trade	7.4%
Other Products	7.1%
Land Transportation	3.8%
Metal Products	3.5%
Information & Communications	3.2%
Precision Instruments	2.1%
Textiles And Apparels	2.1%
Mining	2.0%
Other Financial Business	1.7%
Real Estate	1.7%
Industrial	1.6%
Marine Transportation	1.4%
Chemicals	1.0%
Hotels, Restaurants & Leisure	1.0%
Cash And Net Other Assets	7.0%

Total	100.0%

See accompanying notes to financial statements.

SPARX ASIA FUNDS
SPARX Asia Pacific Opportunities Fund
Portfolio of Investments — October 31, 2008

Shares		Value
COMMON STOCKS+ - 97.7%
	Australia - 28.3%
10,578	ASX, Ltd.	$212,406
114	Australia and New Zealand Banking Group, Ltd.	1,336
10,000	BHP Billiton, Ltd.	192,112
32,840	Brambles, Ltd.	175,170
290,778	ConnectEast Group	140,949
3,786	Macquarie Group, Ltd.	75,111
55,449	Macquarie Infrastructure Group	72,679
3,000	Rio Tinto, Ltd.	155,198

		1,024,961

	China - 7.5%
580,000	Industrial and Commercial Bank of China, Ltd., Class H	272,902

	Hong Kong - 39.2%
200,000	CNOOC, Ltd.	164,216
285,000	Cross-Harbour Holdings, Ltd.	214,765
7,800	Hong Kong Exchanges and Clearing, Ltd.	79,098
20,000	Hutchison Whampoa, Ltd.	108,077
142,491	Link REIT (The)	254,776
600,000	Midland Holdings, Ltd.	249,730
300,000	Noble Group, Ltd.	218,382
8,300	Standard Chartered PLC	133,438

		1,422,482

	India - 5.5%
4,610	Bharat Electronics, Ltd.	57,816
1,610	Infosys Technologies, Ltd	46,802
3,220	Infosys Technologies, Ltd., SP ADR	94,410

		199,028

	Singapore - 3.4%
180,000	CapitaCommercial Trust	123,656

	South Korea - 10.7%
17,620	Kangwon Land, Inc.	180,333
750	POSCO	206,572

		386,905

	United Kingdom - 3.1%
9,428	HSBC Holdings PLC	112,225

	Total Common Stocks	3,542,159

	(Cost $5,221,216)

SHORT-TERM INVESTMENT - 1.9%
70,342	BlackRock Liquidity Funds Treasury Trust Fund Portfolio	70,342

	Total Short-term Investment	70,342

	(Cost $70,342)
	Total Investments - 99.6%	3,612,501

	(Cost $5,291,558)
	Net Other Assets And Liabilities - 0.4%	12,841

	NET ASSETS - 100.0%	$3,625,342

+	All common stocks in the portfolio, except Infosys Technologies, Ltd., SP ADR were fair valued pursuant to fair value procedures adopted by the Board of Trustees. The aggregate market value of these securities is $3,447,749 or 95.1% of the net assets. (See note 2b)

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SP ADR	Sponsored American Depositary Receipt
Industry Concentration Table:
(% of Total Net Assets)

Metals And Mining	15.3%
Commercial Banks	14.3%
Real Estate Investment Trusts	10.4%
Diversified Financial Services	8.1%
Real Estate Management & Development	6.9%
Trading Companies & Distributors	6.0%
Diversified Consumer Services	5.9%
Transportation Infrastructure	5.9%
Hotels, Restaurants & Leisure	5.0%
Commercial Services & Supplies	4.8%
Oil, Gas & Consumable Fuels	4.5%
IT Services	3.9%
Industrial Conglomerates	3.0%
Capital Markets	2.1%
Aerospace & Defense	1.6%
Cash and Net Other Assets	2.3%

Total	100.0%

See accompanying notes to financial statements.

SPARX ASIA FUNDS
SPARX Asia Pacific Equity Income Fund
Portfolio of Investments — October 31, 2008

Shares		Value
COMMON STOCKS+ - 89.6%
	Australia - 17.2%
5,318	ASX, Ltd.	$106,785
119	Australia and New Zealand Banking Group, Ltd.	1,395
111,597	Babcock & Brown Japan Property Trust	33,023
6,145	Billabong International, Ltd.	49,124
16,160	Brambles, Ltd.	86,198
3,500	Commonwealth Bank of Australia	95,675
297,901	ConnectEast Group	144,402
1,550	Macquarie Group, Ltd.	30,751
20,838	Macquarie Infrastructure Group	27,313
59,155	Macquarie Media Group, Ltd., ELC	49,450
14,631	TABCORP Holdings, Ltd.	67,078
1,000	Woodside Petroleum, Ltd.	28,255

		719,449

	China - 3.8%
124,000	Anhui Expressway Co., Ltd.	46,917
99,000	Industrial and Commercial Bank of China, Ltd., Class H	46,582
20,000	Jiangsu Expressway Co., Ltd.	13,989
112,000	Zhejiang Express Co., Ltd.	53,657

		161,145

	Hong Kong - 16.3%
375,000	Champion Real Estate Investment Trust	90,035
136,000	CNOOC, Ltd.	111,667
31,600	Dah Sing Banking Group, Ltd.	17,615
3,300	Hang Seng Bank, Ltd.	41,176
63,500	Hopewell Highway Infrastructure, Ltd.	41,574
64,350	Link REIT (The)	115,059
266,000	Midland Holdings, Ltd.	110,714
140,000	PCCW, Ltd.	52,387
9,500	Swire Pacific, Ltd., Class A	66,906
10,000	Vtech Holdings, Ltd.	37,247

		684,380

	India - 3.8%
12,500	Colgate-Palmolive, Ltd., ELC *	97,022
19,150	Tata Chemicals, Ltd.	62,441

		159,463

	Malaysia - 4.3%
115,500	PLUS Expressways Berhad	86,781
22,400	Public Bank Berhad	53,230
12,500	Tanjong PLC	41,946

		181,957

	Philippines - 1.9%
1,050	Philippine Long Distance Telephone Co.	42,956
175,400	San Miguel Brewery Hong Kong, Ltd.	35,599

		78,555

	Singapore - 5.6%
76,000	CapitaCommercial Trust	52,210
47,000	ComfortDelGro Corp., Ltd.	38,552
9,000	DBS Group Holdings, Ltd.	68,701
11,000	Singapore Press Holdings, Ltd.	24,029
109,000	Suntec Real Estate Investment Trust	52,176

		235,668

	South Korea - 11.4%
4,520	Dongbu Insurance Co., Ltd.	46,019
3,090	Hyundai Motor Co., Ltd.†	46,590
12,750	Kangwon Land, Inc.	130,491
10,130	Korea Exchange Bank	56,348
16,300	Macquarie Korea Infrastructure Fund	60,005
10,950	Pusan Bank	55,935
2,410	S1 Corp.	81,921

		477,309

	Taiwan - 25.3%
157,000	Chang Hwa Commercial Bank	60,142
32,670	Chunghwa Telecom Co., Ltd.	54,054
41,820	Coretronic Corp.	26,785
31,000	Delta Electronics, Inc.	70,353
38,760	Far Eastern Textile, Ltd.	22,497
70,291	Far EasTone Telecommunications Co., Ltd.	74,481
130,548	First Financial Holding Co., Ltd.	61,568
112,000	Fubon Financial Holding Co., Ltd.	67,932
74,400	Huaku Construction Co.	69,893
114,750	Hung Poo Real Estate Development Corp.	60,142
27,000	Powertech Technology, Inc.	38,143
42,230	Quanta Computer, Inc.	44,453
32,900	Sincere Navigation Corp.	21,594
102,722	Taiwan Mobile Co., Ltd.	142,024
50,251	Taiwan Semiconductor Manufacturing Co., Ltd.	73,118
354,000	Teco Electric & Machinery Co., Ltd.	85,233
64,050	Wan Hai Lines, Ltd.	26,840
76,587	Wistron Corp.	60,562

		1,059,814

	Total Common Stocks	3,757,740

	(Cost $6,195,775)

SHORT-TERM INVESTMENT - 9.7%
407,885	BlackRock Liquidity Funds Treasury Trust Fund Portfolio	407,885

	Total Short-term Investment	407,885

	(Cost $407,885)
	Total Investments - 99.3%	4,165,625

	(Cost $6,603,660)
	Net Other Assets And Liabilities - 0.7%	30,736

	NET ASSETS - 100.0%	$4,196,361

+	All common stocks in the portfolio were fair valued pursuant to fair value procedures adopted by the Board of Trustees. The aggregate market value of these securities is $3,757,740 or 89.6% of the net assets. (See note 2b)

*	Non-income producing.

†	Preference stock.

ELC	Equity Linked Certificates

PLC	Public Limited Company

REIT	Real Estate Investment Trust
See accompanying notes to financial statements.

SPARX ASIA FUNDS
SPARX Asia Pacific Equity Income Fund
Portfolio of Investments (continued) — October 31, 2008
Industry Concentration Table:
(% of Total Net Assets)

Commercial Banks	13.3%
Transportation Infrastructure	11.3%
Real Estate Investment Trusts	8.2%
Real Estate Management & Development	7.3%
Wireless Telecommunication Services	6.2%
Hotels, Restaurants & Leisure	4.7%
Diversified Financial Services	4.2%
Commercial Services & Supplies	4.0%
Oil, Gas & Consumable Fuels	3.3%
Semiconductors & Semiconductor Equipment	2.7%
Diversified Telecommunication Services	2.6%
Computers & Peripherals	2.5%
Electronic Equipment & Instruments	2.3%
Personal Products	2.3%
Electrical Equipment	2.0%
Media	1.8%
Chemicals	1.5%
Marine	1.2%
Textiles, Apparel & Luxury Goods	1.2%
Automobiles	1.1%
Insurance	1.1%
Independent Power Producers & Energy Traders	1.0%
Communications Equipment	0.9%
Road & Rail	0.9%
Beverages	0.8%
Capital Markets	0.7%
Industrial Conglomerates	0.5%
Cash And Net Other Assets	10.4%

Total	100.0%

See accompanying notes to financial statements.

SPARX ASIA FUNDS
Statements of Assets and Liabilities
October 31, 2008

		SPARX
	SPARX	Japan Smaller
	Japan	Companies
	Fund	Fund
ASSETS:
Investments, at cost	$79,779,609	$16,717,877

Investments, at value	$52,553,284	$11,240,893
Foreign currency, at value(a)	—	—
Receivables:
Fund shares sold	118,875	501,670
Dividends and interest	534,102	55,070
Receivable from Adviser	—	26,461
Prepaid expenses and other assets	2,064	1,579

Total assets	53,208,325	11,825,673

LIABILITIES:
Payables:
Investments purchased	—	5,667
Fund shares repurchased	180,310	36,678
Advisor fees	47,555	—
Administration fees	9,167	9,167
Audit & Tax fees	39,250	19,950
Trustees’ fees	1,375	1,375
Custody fees	5,391	3,094
Transfer agent fees	13,508	4,000
Legal fees	625	625
Registration fees	8,709	245
Accrued expenses and other payables	12,000	3,302

Total liabilities	317,890	84,103

NET ASSETS	$52,890,435	$11,741,570

NET ASSETS CONSIST OF:
Par value	$5,415	$1,709
Paid-in-capital	95,466,930	17,332,361
Accumulated undistributed (distribution in excess) net investment income (loss)	126,926	(733)
Accumulated net realized loss on investments and foreign currency transactions	(15,522,481)	(118,994)
Net unrealized depreciation on investments and foreign currency translations	(27,186,355)	(5,472,773)

TOTAL NET ASSETS	$52,890,435	$11,741,570

Institutional Shares:
Net Assets	$37,030,567	$—
Shares outstanding ($0.001 par value, unlimited shares authorized)	3,785,281	—

Net asset value, offering and redemption price per share (Net Assets/ Shares Outstanding)	$9.78	$—

Investor Shares:
Net Assets	$15,859,868	$11,741,570
Shares outstanding ($0.001 par value, unlimited shares authorized)	1,629,856	1,709,102

Net asset value, offering and redemption price per share (Net Assets/ Shares Outstanding)	$9.73	$6.87

(a)	Foreign currency held at cost for the SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Income Fund is $26,358 and $116,480, respectively.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Statements of Assets and Liabilities
October 31, 2008

	SPARX	SPARX
	Asia Pacific	Asia Pacific
	Opportunities	Equity Income
	Fund	Fund
ASSETS:
Investments, at cost	$5,291,558	$6,603,660

Investments, at value	$3,612,501	$4,165,625
Foreign currency, at value(a)	24,312	113,383
Receivables:
Fund shares sold	—	—
Dividends and interest	132	3,977
Receivable from Adviser	20,753	22,094
Prepaid expenses and other assets	6,125	6,125

Total assets	3,663,823	4,311,204

LIABILITIES:
Payables:
Investments purchased	—	75,196
Fund shares repurchased	—	—
Advisor fees	—	—
Administration fees	9,167	9,167
Audit & Tax fees	19,950	19,950
Trustees’ fees	1,375	1,375
Custody fees	1,315	1,518
Transfer agent fees	3,000	3,100
Legal fees	625	625
Registration fees	245	245
Accrued expenses and other payables	2,804	3,667

Total liabilities	38,481	114,843

NET ASSETS	$3,625,342	$4,196,361

NET ASSETS CONSIST OF:
Par value	$566	$671
Paid-in-capital	5,732,615	6,749,939
Accumulated undistributed (distribution in excess) net investment income (loss)	49,100	106,073
Accumulated net realized loss on investments and foreign currency transactions	(475,836)	(221,619)
Net unrealized depreciation on investments and foreign currency translations	(1,681,103)	(2,438,703)

TOTAL NET ASSETS	$3,625,342	$4,196,361

Institutional Shares:
Net Assets	$—	$—
Shares outstanding ($0.001 par value, unlimited shares authorized)	—	—

Net asset value, offering and redemption price per share (Net Assets/ Shares Outstanding)	$—	$—

Investor Shares:
Net Assets	$3,625,342	$4,196,361
Shares outstanding ($0.001 par value, unlimited shares authorized)	566,021	670,569

Net asset value, offering and redemption price per share (Net Assets/ Shares Outstanding)	$6.40	$6.26

(a)	Foreign currency held at cost for the SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Income Fund is $26,358 and $116,480, respectively.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Statements of Operations
For the Year Ended October 31, 2008

		SPARX
	SPARX	Japan Smaller
	Japan	Companies
	Fund	Fund
Investment Income:
Dividends	$1,287,102	$175,303
Less: foreign taxes withheld	(85,629)	(11,135)

Total investment income	1,201,473	164,168

Expenses:
Advisory fees	738,918	105,963
Administration and accounting fees	113,306	110,000
Custody fees	58,367	28,733
Transfer agent fees and expenses	172,266	35,082
Registration and filing fees	45,121	16,538
Audit & tax fees	41,363	31,312
Legal fees	25,776	20,077
Trustees’ fees and expenses	17,625	17,625
Insurance expense	11,553	3,561
Miscellaneous expenses	52,206	25,156

Total expenses before fee waivers and reimbursement	1,276,501	394,047

Less fee waivers and expenses reimbursed by adviser	(352,027)	(220,060)
Less fee waivers by fund administrator	—	(32,832)

Net Expenses	924,474	141,155

Net Investment Income	276,999	23,013

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments(a)	(7,522,965)	(98,758)
Foreign currency transactions	(150,073)	(32,415)
Net change in unrealized appreciation (depreciation) on:
Investments	(30,330,337)	(5,985,089)
Foreign currency translations	44,126	4,427

Net Realized and Unrealized Loss on Investments	(37,959,249)	(6,111,835)

Net Decrease in Net Assets Resulting From Operations	$(37,682,250)	$(6,088,822)

(a)	Realized gains on investment security transactions for the SPARX Pacific Asia Opportunities Fund are net of foreign capital gains tax withheld of $9,173.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Statements of Operations
For the Year Ended October 31, 2008

	SPARX	SPARX
	Asia Pacific	Asia Pacific
	Opportunities	Equity Income
	Fund	Fund
Investment Income:
Dividends	$250,195	$332,754
Less: foreign taxes withheld	(10,499)	(32,032)

Total investment income	239,696	300,722

Expenses:
Advisory fees	66,083	71,375
Administration and accounting fees	110,000	110,000
Custody fees	13,158	18,514
Transfer agent fees and expenses	29,097	29,012
Registration and filing fees	14,385	14,185
Audit & tax fees	31,312	31,312
Legal fees	21,761	21,575
Trustees’ fees and expenses	17,625	17,625
Insurance expense	3,561	3,561
Miscellaneous expenses	21,575	33,759

Total expenses before fee waivers and reimbursement	328,557	350,918

Less fee waivers and expenses reimbursed by adviser	(207,705)	(222,984)
Less fee waivers by fund administrator	(32,832)	(32,832)

Net Expenses	88,020	95,102

Net Investment Income	151,676	205,620

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments(a)	(475,836)	(212,123)
Foreign currency transactions	(31,782)	(33,812)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,824,138)	(3,000,531)
Foreign currency translations	(2,045)	63

Net Realized and Unrealized Loss on Investments	(3,333,801)	(3,246,403)

Net Decrease in Net Assets Resulting From Operations	$(3,182,125)	$(3,040,783)

(a)	Realized gains on investment security transactions for the SPARX Pacific Asia Opportunities Fund are net of foreign capital gains tax withheld of $9,173.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Statements of Changes in Net Assets

			SPARX Japan Smaller
			Companies
	SPARX Japan Fund		Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2008	2007	2008	2007(a)
Investment Activities:
Operations:
Net investment income (loss)	$276,999	$(36,074)	$23,013	$(198)
Net realized gain (loss) on investments and foreign currency transactions	(7,673,038)	(7,077,891)	(131,173)	(11,658)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(30,286,211)	852	(5,980,662)	507,889

Net increase (decrease) in net assets resulting from operations	(37,682,250)	(7,113,113)	(6,088,822)	496,033

Distributions to Shareholders:
From net investment income:
Investor Shares	—	—	(37,128)	—
From realized gains on investments:
Investor Shares	—	—	—	—

Total distributions	—	—	(37,128)	—

Capital Share Transactions:
Proceeds from shares issued:
Institutional Shares	17,346,932	49,812,810	—	—
Investor Shares	23,045,592	16,064,399	14,721,358	5,087,255
Dividends reinvested:
Institutional Shares	—	—	—	—
Investor Shares	—	—	37,128	—
Cost of share redeemed:
Institutional Shares	(36,054,652)	(66,334,830)	—	—
Investor Shares	(16,256,500)	(21,327,371)	(2,495,073)	—

Redemption fees	13,040	—	20,819	—

Change in net assets from capital share transactions	(11,905,588)	(21,784,992)	12,284,232	5,087,255

Voluntary Contribution from Adviser:	—	—	—	—

Net change in net assets	(49,587,838)	(28,898,105)	6,158,282	5,583,288
Net Assets:
Beginning of period	102,478,273	131,376,378	5,583,288	—

End of period (including line A)	$52,890,435	$102,478,273	$11,741,570	$5,583,288

(A) Accumulated undistributed (distribution in excess) net investment income (loss)	$126,926	$—	$(733)	$(3,620)

Other Information:
Share Transactions:
Institutional:
Issued	1,233,199	3,006,747	—	—
Redeemed	(2,525,969)	(4,017,177)	—	—
Investor:
Issued	1,736,620	985,022	1,497,950	508,388
Reinvested	—	—	3,654	—
Redeemed	(1,309,871)	(1,306,733)	(300,890)	—

Net increase (decrease) in share transactions	(866,021)	(1,332,141)	1,200,714	508,388

(a) The Fund commenced operations on August 31, 2007.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Statements of Changes in Net Assets

	SPARX Asia Pacific		SPARX Asia Pacific
	Opportunities		Equity Income
	Fund		Fund
	For the	For the	For the	For the
	Year Ended	Period Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2008	2007(a)	2008	2007(a)
Investment Activities:
Operations:
Net investment income (loss)	$151,676	$1,144	$205,620	$6,011
Net realized gain (loss) on investments and foreign currency transactions	(507,618)	105,594	(245,935)	86,045
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(2,826,183)	1,145,080	(3,000,468)	561,765

Net increase (decrease) in net assets resulting from operations	(3,182,125)	1,251,818	(3,040,783)	653,821

Distributions to Shareholders:
From net investment income:
Investor Shares	(67,791)	—	(75,632)	—
From realized gains on investments:
Investor Shares	(114,662)	—	(96,027)	—

Total distributions	(182,453)	—	(171,659)	—

Capital Share Transactions:
Proceeds from shares issued:
Institutional Shares	—	—	—	—
Investor Shares	1,918,379	5,116,639	1,944,222	5,047,110
Dividends reinvested:
Institutional Shares	—	—	—	—
Investor Shares	182,453	—	171,659	—
Cost of share redeemed:
Institutional Shares	—	—	—	—
Investor Shares	(1,502,556)	—	(413,374)	—

Redemption fees	61	—	188	—

Change in net assets from capital share transactions	598,337	5,116,639	1,702,695	5,047,110

Voluntary Contribution from Adviser:	23,126	—	5,177	—

Net change in net assets	(2,743,115)	6,368,457	(1,504,570)	5,700,931
Net Assets:
Beginning of period	6,368,457	—	5,700,931	—

End of period (including line A)	$3,625,342	$6,368,457	$4,196,361	$5,700,931

(A) Accumulated undistributed (distribution in excess) net investment income (loss)	$49,100	$(6,107)	$106,073	$(2,316)

Other Information:
Share Transactions:
Institutional:
Issued	—	—	—	—
Redeemed	—	—	—	—
Investor:
Issued	180,543	510,314	193,038	504,380
Reinvested	17,036	—	17,132	—
Redeemed	(141,872)	—	(43,981)	—

Net increase (decrease) in share transactions	55,707	510,314	166,189	504,380

(a) The Fund commenced operations on August 31, 2007.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Financial Highlights
Institutional Shares
The Financial Highlights table is intended to help you understand the Fund’s financial performance for its last five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the Fund share class (assuming reinvestment of all distributions) held for the entire year.

	SPARX Japan Fund
	Year Ended October 31,
	2008	2007	2006		2005		2004
Net Asset Value,
Beginning of year	$16.33	$17.27	$17.44		$13.31		$10.00

Income (loss) from Investment Operations:
Net investment income (loss)	0.05	— (a)	(0.06	)(b)	(0.02	)(b)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	(6.60)	(0.94)	0.61		4.87		3.25

Total income (loss) from investment operations	$(6.55)	(0.94)	0.55		4.85		3.21

Less Distributions from:
Investment income	—	—	(0.56)		—		—
Realized gains	—	—	(0.17)		(0.72)		—

Total Distributions	—	—	(0.73)		(0.72)		—

Redemption fees	— (a)	—	0.01		—	(a)	0.10

Net Asset Value,
End of year	$9.78	$16.33	$17.27		$17.44		$13.31

Total Return	(40.11)%	(5.44)%	2.90%		38.41%		33.10%
Ratios/Supplemental Data:
Net assets at end of year (in thousands)	$37,031	$82,936	$105,147		$53,166		$8,139
Ratio to average net assets:
Expenses net of waivers and reimbursements	1.25%	1.25%	1.25%		1.25%		1.25%
Expenses before waivers and reimbursements	1.72%	1.67%	1.66%		3.63%		9.07%
Net Investment income (loss) (net of waivers and reimbursements)	0.37%	(0.00)%	(0.30)%		(0.15)%		(0.34)%
Net Investment income (loss) (before waivers and reimbursements)	(0.10)%	(0.42)%	(0.71)%		(2.53)%		(8.16)%
Portfolio turnover rate	35%	111%	89%		73%		125%

(a)	Amount represents less than $0.005 per share.

(b)	Calculated based on average shares outstanding.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Financial Highlights
Investor Shares
The Financial Highlights table is intended to help you understand the Fund’s financial performance for its last five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the Fund share class (assuming reinvestment of all distributions) held for the entire year.

	SPARX Japan Fund
	Year Ended October 31,
	2008	2007	2006		2005		2004
Net Asset Value,
Beginning of year	$16.24	$17.20	$17.41		$13.28		$10.00

Income (loss) from Investment Operations:
Net investment income (loss)	0.05	(0.03)	(0.10	)(a)	(0.06	)(a)	(0.08)
Net realized and unrealized gain (loss) on investments	(6.56)	(0.93)	0.60		4.90		3.26

Total income (loss) from investment operations	(6.51)	(0.96)	0.50		4.84		3.18

Less Distributions from:
Investment income	—	—	(0.55)		—	(b)	—
Realized gains	—	—	(0.17)		(0.71)		—

Total Distributions	—	—	(0.72)		(0.71)		—

Redemption fees	— (b)	—	0.01		—		0.10

Net Asset Value,
End of year	$9.73	$16.24	$17.20		$17.41		$13.28

Total Return	(40.09)%	(5.58)%	2.64%		38.36%		32.80%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands)	$15,860	$19,542	$26,230		$23,488		$2,609
Ratios to average net assets:
Expenses net of waivers and reimbursements	1.25%	1.45%	1.50%		1.50%		1.50%
Expenses before waivers and reimbursements	1.72%	1.87%	2.22%		4.24%		10.78%
Net investment income (loss) (net of waivers and reimbursements)	0.37%	(0.20)%	(0.55)%		(0.40)%		(0.59)%
Net investment income (loss) (before waivers and reimbursements)	(0.10)%	(0.62)%	(1.27)%		(3.14)%		(9.87)%
Portfolio turnover rate	35%	111%	89%		73%		125%

(a)	Calculated based on average shares outstanding.

(b)	Amount represents less than $0.005 per share.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Financial Highlights
Investor Shares
The Financial Highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the Fund share class (assuming reinvestment of all distributions) held for the entire period.

	SPARX
	Japan Smaller
	Companies Fund
	Year Ended	Period Ended
	October 31,	October 31,
	2008	2007(a)
Net Asset Value,
Beginning of period	$10.98	$10.00

Income (loss) from Investment Operations:
Net investment income (loss)	0.02 (b)	—	(c)
Net realized and unrealized gain (loss) on investments	(4.08)	0.98

Total income (loss) from investment operations	(4.06)	0.98

Less Distributions from:
Investment income	(0.07)	—

Total Distributions	(0.07)	—

Redemption fees	0.02	—

Net Asset Value,
End of period	$6.87	$10.98

Total Return	(37.00)%	9.80	%(d)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$11,742	$5,583
Ratios to average net assets:
Expenses net of waivers and reimbursements	1.60%	1.60	%(e)
Expenses before waivers and reimbursements	4.47%	9.73	%(e)
Net investment income (loss) (net of waivers and reimbursements)	0.26%	(0.02	)%(e)
Net investment income (loss) (before waivers and reimbursements)	(2.60)%	(8.15	)%(e)
Portfolio turnover rate	55%	13	%(d)

(a)	The Fund commenced operations on August 31, 2007.

(b)	Calculated based on average shares outstanding.

(c)	Amount represents less than $0.005 per share.

(d)	Not annualized.

(e)	Annualized.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Financial Highlights
Investor Shares
The Financial Highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the Fund share class (assuming reinvestment of all distributions) held for the entire period.

	SPARX
	Asia Pacific
	Opportunities Fund
	Year Ended		Period Ended
	October 31,		October 31,
	2008		2007(a)
Net Asset Value,
Beginning of period	$12.48		$10.00

Income (loss) from Investment Operations:
Net investment income (loss)	0.28		—	(b)
Net realized and unrealized gain (loss) on investments	(6.05)		2.48

Total income (loss) from investment operations	(5.77)		2.48

Less Distributions from:
Investment income	(0.13)		—
Realized gains	(0.22)		—

Total Distributions	(0.35)		—

Redemption fees	—	(b)	—

Voluntary contribution from adviser	0.04		—

Net Asset Value,
End of period	$6.40		$12.48

Total Return	(47.07	)%(c)	24.80	%(d)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$3,625		$6,368
Ratios to average net assets:
Expenses net of waivers and reimbursements	1.60%		1.60	%(e)
Expenses before waivers and reimbursements	5.97%		9.17	%(e)
Net investment income (loss) (net of waivers and reimbursements)	2.75%		0.12	%(e)
Net investment income (loss) (before waivers and reimbursements)	(1.61)%		(7.45	)%(e)
Portfolio turnover rate	164%		26	%(d)

(a)	The Fund commenced operations on August 31, 2007.

(b)	Amount represents less than $0.005 per share.

(c)	If the Adviser had not made a voluntary capital contribution to the Fund, the total return would have been (47.40)%.

(d)	Not annualized.

(e)	Annualized.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Financial Highlights
Investor Shares
The Financial Highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the Fund share class (assuming reinvestment of all distributions) held for the entire period.

	SPARX
	Asia Pacific Equity
	Income Fund
	Year Ended		Period Ended
	October 31,		October 31,
	2008		2007(a)
Net Asset Value,
Beginning of period	$11.30		$10.00

Income (loss) from Investment Operations:
Net investment income (loss)	0.32		0.01
Net realized and unrealized gain (loss) on investments	(5.07)		1.29

Total income (loss) from investment operations	(4.75)		1.30

Less Distributions from:
Investment income	(0.13)		—
Realized gains	(0.17)		—

Total Distributions	(0.30)		—

Redemption fees	—	(b)	—

Voluntary contribution from adviser	0.01		—

Net Asset Value,
End of period	$6.26		$11.30

Total Return	(42.93	)%(c)	13.00	%(d)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$4,196		$5,701
Ratios to average net assets:
Expenses net of waivers and reimbursements	1.60%		1.60	%(e)
Expenses before waivers and reimbursements	5.91%		9.89	%(e)
Net investment income (loss) (net of waivers and reimbursements)	3.46%		0.66	%(e)
Net investment income (loss) (before waivers and reimbursements)	(0.84)%		(7.64	)%(e)
Portfolio turnover rate	82%		43	%(d)

(a)	The Fund commenced operations on August 31, 2007.

(b)	Amount represents less than $0.005 per share.

(c)	If the Adviser had not made a voluntary capital contribution to the Fund, the total return would have been (43.02)%.

(d)	Not annualized.

(e)	Annualized.
See accompanying notes to financial statements.

SPARX ASIA FUNDS
Notes to Financial Statements Year
Ended October 31, 2008
Note 1 — Organization
SPARX Asia Funds (the “Trust”) (formerly known as SPARX Funds Trust), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of four separate investment portfolios (each individually, a “Fund”, and collectively, the “Funds”): SPARX Japan Fund, SPARX Japan Smaller Companies Fund, SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Income Fund. The SPARX Japan Fund commenced operations on October 31, 2003. The SPARX Japan Smaller Companies Fund, SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Income Fund commenced operations on August 31, 2007. All the Funds seek long-term capital appreciation as their primary investment objective.
Note 2 — Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).
a. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.
b. Investment Valuation
Equity securities are valued at the last reported sale price for the day of valuation. If there is no such reported sale and the valuation is based on the over-the-counter market, a security will be valued at the mean between bid and asked prices. Short-term securities having a maturity of 60 days or less may be valued at amortized cost, which approximates market value. If securities do not have readily available market quotations, including circumstances under which market prices are determined not to be accurate (such as events materially affecting the value of securities occurring between the time when market price is determined and calculation of a Fund’s net asset value (“NAV”)), such securities are valued at their fair value, as determined in good faith in accordance with procedures established by the Trust’s Board of Trustees. In fair valuing a portfolio security, relevant factors that may be considered include; (i) acquisition cost; (ii) the nature and frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) the registered nature of the security and the nature and duration of any restrictions on disposition; and (v) the market price of comparable securities (of the issuer or a related issuer of comparable companies in the same industry having similar financial and credit characteristics) with no legal or contractual restrictions on resale.
Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Funds’ NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board of Trustees or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values. Because the Funds invest in foreign securities, the value of the Funds’ portfolio securities may change on days when you will not be able to purchase or redeem your shares.
Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.
c. Securities Transactions and Investment Income
Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis.
d. Federal Income Taxes
Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income and excise taxes.
Each Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) on the first day of the Fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the Fund’s financial statements. Each of the Funds’ federal tax returns for the prior three fiscal years (or such shorter time as the Fund has been in existence) remains subject to examination by the Internal Revenue Service. It is each Fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements.
e. Share Classes
Currently, only the SPARX Japan Fund offers two classes of shares — Investor Shares and Institutional Shares (to existing investors only). Each class has exclusive voting rights with respect to matters that affect that class.
Investment income, realized and unrealized gains and losses are allocated to each class based on relative net assets. General Fund expenses are allocated to each Fund within the Trust based on relative net assets of each Fund or on another reasonable basis.
f. Fund Share Transactions
The Funds calculate the NAV of each class by taking the total value of its assets, subtracting its liabilities, and dividing by the number of shares of that class. The Funds calculate the NAV of each class once daily as of the close of regular session trading on

SPARX ASIA FUNDS
Notes to Financial Statements
Year Ended October 31, 2008 (continued)
the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on days when the Fund is open for business.
The price of the shares an investor purchases or redeems will be the next NAV of the relevant class after receipt of an order and accepted by the Fund’s transfer agent, or a broker-dealer or other financial intermediary with the authority to accept orders on the Fund’s behalf. A sales or redemption order must be received by the close of regular session trading on the NYSE (normally 4:00 p.m., Eastern Time) in order to receive the current day’s NAV.
g. Distributions to Shareholders
The Funds earn dividends, interest and other income from their investments, and distribute this income (less expense) to shareholders as dividends. The Funds also realize capital gains from their investments and distribute these gains (less any losses) to shareholders as capital gains distributions. The Funds normally pay dividend and capital gains distributions (if any) annually, except for the SPARX Asia Pacific Equity Income Fund, which may pay dividends semi-annually.
The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as foreign currency transactions, Passive Foreign Investment Company, distribution in excess, distribution redesignation and net operating losses.
Permanent differences between book and tax basis reporting for the 2008 fiscal year have been identified and reclassified as indicated below. These reclassifications have no impact on net assets.

		Increase/	Increase/
		(Decrease)	(Decrease)
	Increase/	Undistributed	Accumulated
	(Decrease)	Net Investment	Net Realized
Fund	Paid-in Capital	Income/(Loss)	Gain/(Loss)
SPARX Japan Fund	$1	$(150,073)	$150,072
SPARX Japan Smaller Companies Fund	(35,765)	17,002	18,763
SPARX Asia Pacific Opportunities Fund	(3,112)	(28,678)	31,790
SPARX Asia Pacific Equity Income Fund	(2,754)	(21,599)	24,353
h. Foreign Currency
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains or losses. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors. Because of the Funds’ concentration in securities issued by companies located in Asia Pacific Region, the Funds will be particularly subject to the risks of any adverse social, political, and economic events which occur in Asia Pacific Region or affect such markets (as applicable), and the value of the Funds’ shares may be more volatile than funds that do not similarly concentrate their investments.
i. Forward Contracts
The Funds may enter into forward currency contracts to reduce their exposure to changes in foreign currency exchange rates on their foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.
j. Redemption Fees
The Funds may charge a 2.00% redemption fee for selling shares you have owned for 60 days or less. The redemption fee is treated as additional paid-in-capital and allocated to each class of shares based on relative net assets.
k. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. SFAS 157 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which SFAS 157 is initially applied. As of October 31, 2008, management believes the adoption of SFAS 157 will not impact the amounts reported in the financial statements.
In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Management is evaluating the application of the Standard to the Funds, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the Funds’ financial statements.
Note 3 — Investment Advisory and Administrative Fees
The Trust, on behalf of the Funds, has an agreement relating to the Funds with SPARX Investment & Research, USA, Inc. (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. As compensation for its services to the SPARX Japan Fund, the

SPARX ASIA FUNDS
Notes to Financial Statements
Year Ended October 31, 2008 (continued)
Adviser receives an investment advisory fee at an annual rate of 1.00% of the average daily net assets of the Fund, and for the SPARX Japan Smaller Companies Fund, SPARX Asia Pacific Opportunities Fund, and SPARX Asia Pacific Equity Income Fund, the Adviser receives an investment advisory fee at an annual rate of 1.20% of the average daily net assets of the Funds; each fee is accrued daily and paid monthly. The Adviser has contractually agreed, until February 28, 2010 to waive receipt of its fees and/or assume direct expenses of (i) SPARX Japan Fund Institutional and Investor class so that the expenses of each class (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowings) do not exceed 1.25% of the average daily net assets and (ii) SPARX Japan Smaller Companies Fund, SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Income Fund (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowings) do not exceed 1.60% of the average daily net assets. For SPARX Japan Smaller Companies Fund, SPARX Asia Pacific Opportunities Fund, and SPARX Asia Pacific Equity Income Fund, if a Fund’s expenses fall below 1.60% of average daily net assets within three years after the Adviser has waived its fees or borne expenses, the Fund will reimburse the Adviser up to the difference between 1.60% and its current actual expenses. For the year ended October 31, 2008, the Adviser waived and/or reimbursed investment advisory fees as follows:

Fund
SPARX Japan Fund	$352,027
SPARX Japan Smaller Companies Fund	220,060
SPARX Asia Pacific Opportunities Fund	207,705
SPARX Asia Pacific Equity Income Fund	222,984
At October 31 2008, the amount of potential recovery was as follows:

	Expiration
	October 31,	October 31,
Fund	2011	2010
SPARX Japan Smaller Companies Fund	$220,060	$70,702
SPARX Asia Pacific Opportunities Fund	207,705	72,528
SPARX Asia Pacific Equity Income Fund	222,984	75,205
On February 7, 2008, the Adviser voluntarily paid SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Fund $23,126 and $5,177, respectively, after it was discovered that a distributor failed to collect redemption fees for certain trades.
PNC Global Investment Servicing (U.S.) Inc. (“the administrator”), receives a monthly fee from each Fund at the annual rate of 0.07% of the first $100 million of the Funds’ average daily net assets, decreasing as assets reach certain levels and subject to a minimum fee plus out-of-pocket expenses. A fee reduction arrangement for the Funds, other than Japan Fund, is in effect for the first 10 months of the Administration Agreement pursuant to which 100% of the fee is waived during the first month, with the percentage to be waived decreasing in increments of 10% for each of the subsequent months. For the year ended October 31, 2008, the administrator waived $32,832 for each of the Funds.
Note 4 — Distribution Agreement
The Trust has entered into a distribution agreement with Professional Funds Distributors, LLC (“PFD”), pursuant to which PFD acts as agent for the distribution of shares of the Funds.
Note 5 — Investment Transactions
For the year ended October 31, 2008, the cost of purchases and the proceeds from sales of the Funds’ portfolio securities (excluding short-term investments) amounted to the following:

	Purchases	Sales
	Non-U.S.	Non-U.S.
	Government	Government
SPARX Japan Fund	$25,515,608	$34,334,608
SPARX Japan Smaller Companies Fund	16,565,435	4,780,241
SPARX Asia Pacific Opportunities Fund	9,507,988	8,601,763
SPARX Asia Pacific Equity Income Fund	6,050,182	4,363,534
Note 6 — Federal Tax Information
The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost of investments as computed on a federal income tax basis, at October 31, 2008 for each Fund, is listed below:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation/	Cost of
Fund	Appreciation	Depreciation	(Depreciation)	Investments
SPARX Japan Fund	$609,674	$(30,813,535)	$(30,203,861)	$82,757,145
SPARX Japan Smaller Companies Fund	292,085	(5,813,206)	(5,521,121)	16,762,014
SPARX Asia Pacific Opportunities Fund	4,681	(1,683,738)	(1,679,057)	5,291,558
SPARX Asia Pacific Equity Income Fund	15,731	(2,480,053)	(2,464,322)	6,629,947

SPARX ASIA FUNDS
Notes to Financial Statements
Year Ended October 31, 2008 (continued)
As of October 31, 2008, the components of accumulated earnings on a tax basis were as follows:

				Unrealized
			Unrealized	Appreciation
	Accumulated	Undistributed	Appreciation	(Depreciation)	Total
	Capital and	Ordinary	(Depreciation)	on Foreign	Accumulated
Fund	Other Losses	Income	on Investments	Currency	Earnings
SPARX Japan Fund	$(12,544,945)	$126,926	$(30,203,861)	$39,970	$(42,581,910)
SPARX Japan Smaller Companies Fund	(75,590)	—	(5,521,121)	4,211	(5,592,500)
SPARX Asia Pacific Opportunities Fund	(475,836)	49,831	(1,679,057)	(2,046)	(2,107,108)
SPARX Asia Pacific Equity Income Fund	(195,332)	106,241	(2,464,322)	(668)	(2,554,081)
The tax components of dividends paid during the years or periods ended October 31, 2008 and October 31, 2007 were as follows:

	Distributions Paid in 2008		Distributions Paid in 2007
	Ordinary	Long-Term	Ordinary	Long-Term
Fund	Income	Capital Gains	Income	Capital Gains
SPARX Japan Fund	$—	$—	$—	$—
SPARX Japan Smaller Companies Fund*	37,128	—	—	—
SPARX Asia Pacific Opportunities Fund*	182,453	—	—	—
SPARX Asia Pacific Equity Income Fund*	171,659	—	—	—

*	The Funds commenced operations on August 31, 2007.
Net capital loss carryforwards as of October 31, 2008, which may be carried forward eight years and are available to offset future realized capital gains and thereby reduce future capital gains distributions, are as follows:

	Net Capital Loss Carryover Expiring in
Fund	2014	2015	2016	Total
SPARX Japan Fund	$967,738	$5,345,663	$6,231,544	$12,544,945
SPARX Japan Smaller Companies Fund	—	6,584	69,006	75,590
SPARX Asia Pacific Opportunities Fund	—	—	475,836	475,836
SPARX Asia Pacific Equity Income Fund	—	—	195,332	195,332
Note 7 — Line of Credit Facility
Effective February 7, 2008, the Funds participate in a $5,000,000 committed, unsecured revolving line of credit facility with PNC Bank, National Association (the “Bank”). Under the facility, the aggregate outstanding under the line of credit may not exceed the asset coverage requirements of that borrower which means the lowest of (a) one-third of the assets of that borrower, (b) any lower leverage limit defined by such borrower’s prospectus or statement of additional information, or (c) the maximum amount permitted to be borrowed by such borrower under the 1940 Act. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate plus fifty (50) basis points. This credit facility also requires the Funds to pay a non-refundable commitment fee to the Bank based on the amount of the commitment that is unused and uncancelled. For the year ended October 31, 2008, the Funds did not have any borrowings under the facility.
Note 8 — Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
SPARX Asia Funds:
We have audited the accompanying statements of assets and liabilities of SPARX Japan Fund, SPARX Japan Smaller Companies Fund, SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Income Fund (collectively, the “Funds”) (the four funds comprising SPARX Asia Funds) including the portfolios of investments, as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising SPARX Asia Funds at October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 10, 2008

SPARX ASIA FUNDS
Additional Information (unaudited)
BOARD CONSIDERATION OF SUB-INVESTMENT ADVISORY AGREEMENTS AND INVESTMENT AGREEMENT
At a meeting held on September 11, 2008, the Board, including a majority of the Independent Trustees, met in person and approved the continuation of the (i) Investment Advisory Agreement (the “Advisory Agreement”) between SPARX Asia Funds, on behalf of SPARX Japan Fund, SPARX Japan Smaller Companies Fund, SPARX Asia Pacific Equity Income Fund and SPARX Asia Pacific Opportunities Fund (collectively, the “Funds”), and SPARX Investment & Research, USA, Inc. (“SPARX” or the “Adviser”), (ii) the Sub-Advisory Agreement between SPARX and SPARX Asset Management Co., Ltd. (“SAM”), (iii) the Sub-Advisory Agreement between SPARX and PMA Capital Management Limited (“PMACM”) and (iv) the Sub-Advisory Agreement between PMACM and PMA Investment Advisors, Limited (“PMA” and, together with SAM and PMACM, the “Subadvisers”). The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and Subadvisers.
Services Provided
The Trustees referred to the presentation from SPARX which was distributed in advance of the meeting, regarding the nature, extent and quality of services that SPARX and each of the Subadvisers provide the Funds and the global structure of the SPARX Group organization, as discussed at previous meetings, including compliance, operational, administrative and technology support. The Trustees referenced the Subadvisers’ research and portfolio management capabilities and compliance infrastructure; that SPARX provides oversight of day-to-day operations, including administration and assistance in meeting legal and regulatory requirements; the process by which research analysts recommend investments to portfolio managers and the research undertaken by portfolio managers, all as discussed at previous Board meetings.
Comparative Management Fees, Expenses and Performance
The Trustees reviewed an independent report prepared by Lipper analyzing the Funds’ management fees, total expenses, brokerage commissions and portfolio turnover rate, among other data. The management fees, expense ratios and performance of SPARX Japan Fund and SPARX Japan Smaller Companies Fund were compared to groups of similar Japanese funds (the “Japan Expense/Performance Group”) and to larger groups of Japanese funds (the “Japan Expense Universe” and the “Japan Performance Universe,” as appropriate). The management fees, expense ratios and performance of SPARX Asia Pacific Equity Income Fund and SPARX Asia Pacific Opportunities Fund were compared to groups of similar Pacific ex-Japan funds (the “Asia Expense/Performance Group”) and to larger groups of Pacific ex-Japan funds (the “Asia Expense Universe” and the “Asia Performance Universe,” as appropriate), all provided by Lipper.
The SPARX Japan Fund’s contractual management fee was in the fourth quintile of the Japan Expense/Performance Group, but its actual management fee was in the first quintile in both the Japan Expense/Performance Group and the Japan Expense Universe. Total expenses (excluding 12b-1 fees) were in the third quintiles of both the Japan Expense/Performance Group and the Japan Expense Universe. The SPARX Japan Fund’s performance since inception through July 31, 2008 and in the most recent quarter was in the first quintile of the Japan Expense/Performance Group and the Japan Performance Universe. One-year and three-year performance was in the fourth quintile of the Japan Expense/Performance Group and in the third and fifth quintile, respectively, of the Japan Performance Universe.
The SPARX Japan Smaller Companies Fund’s contractual management fee was in the fifth quintile of the Japan Expense/Performance Group, but its actual management fee was in the second and first quintile of the Japan Expense/Performance Group and the Japan Expense Universe, respectively. Total expenses were in the fifth quintile of both the Japan Expense/Performance Group and the Japan Expense Universe. The SPARX Japan Smaller Companies Fund’s performance since inception through July 31, 2008 and in the most recent quarter was the highest in the Japan Expense/Performance Group and in the first quintile of the Japan Performance Universe.
The SPARX Asia Pacific Opportunities Fund’s contractual management fee was in the fifth quintile of the Asia Expense/Performance Group, but its actual management fee was in the first quintile of both the Asia Expense/Performance Group and the Asia Expense Universe. Total expenses were in the fifth quintile of both the Asia Expense/Performance Group and the Asia Expense Universe. The SPARX Asia Pacific Opportunities Fund’s performance since inception through July 31, 2008 and in the most recent quarter was the highest in the Asia Expense/Performance Group and in the first quintile of the Asia Performance Universe.
The SPARX Asia Pacific Equity Income Fund’s contractual management fee was in the fifth quintile of the Asia Expense/Performance Group, but its actual management fee was in the first quintile of both the Asia Expense/Performance Group and the Asia Expense Universe. Total expenses were in the fifth quintile of both the Asia Expense/Performance Group and the Asia Expense Universe. The SPARX Asia Pacific Equity Income Fund’s performance since inception through July 31, 2008 and in the most recent quarter was the highest in the Asia Expense/Performance Group and in the first quintile of the Asia Performance Universe.
During the time period covered by the report discussed hereon, SPARX was providing fee waivers and expense reimbursements to the extent the aggregate expenses of the Funds exceed 1.60% (1.25% in the case of the SPARX Japan Fund) of the Funds’ average daily net assets and that these expense reimbursements had been extended through February 28, 2010.
It was noted that SPARX also provided the advisory fees for the funds and accounts advised by SPARX, SAM and PMA or their affiliates with similar investment objectives, policies and strategies (“Similar Accounts”) as the Funds. There were no other U.S. registered investment companies among the Similar Accounts. The Trustees referenced discussions in previous Board meetings regarding the management fee paid by the Funds compared to the fees paid to SPARX, SAM and PMA or their affiliates by Similar Accounts and the nature of the Similar Accounts and the differences between the Similar Accounts and the Funds and considerations of the relevance of the fee information provided for Similar Accounts managed by SPARX, SAM and PMA or their affiliates to evaluate the appropriateness and reasonableness of the Funds’ management fees.
The Board considered the fees paid to the Subadvisers in relation to the fees paid to SPARX by the Funds and the respective services provided by SPARX and the Subadvisers, noting that the Subadvisers’ fees are paid by SPARX (out of its fees from the Funds) and not the Funds.

SPARX ASIA FUNDS
Additional Information (unaudited) (continued)
It was noted that the Funds’ brokerage commissions and portfolio turnover comparisons were generally competitive in the Japan Expense/Performance Group or Asia Expense/Performance Group, as applicable, except for SPARX Asia Pacific Opportunities Fund, which was in the fifth quintile for portfolio turnover.
Profitability and Economies of Scale
The presentation to the Board by the SPARX representatives included information concerning the costs to and profits realized by SPARX resulting from the Advisory Agreement. The SPARX representatives stated that neither SPARX nor its affiliates currently receive any significant indirect benefits from managing the Funds. Although SPARX, SAM and PMA do not have soft dollar research agreements, SAM, PMA and PMACM do receive general research distributed by full service brokerage firms to their clients. It also was noted that SPARX is continuing to support distribution relationships through direct payments from its own resources to third parties in connection with shareholder servicing and other administrative and recordkeeping services and that SPARX had waived its fees and reimbursed expenses to maintain each Fund’s expense ratio, which impacted profitability. Because of the Funds’ size, the Adviser and Subadvisers have not yet realized the full potential benefit from their relationship with the Funds; SPARX currently spends more on maintaining the Funds’ expense caps than it would be entitled to in management fees. It was agreed that there were no economies of scale to consider at this time. Because SPARX, and not the Funds, pays SAM and PMACM, and PMACM pays PMA, pursuant to the applicable Sub-Advisory Agreements, the Board did not consider any Subadvisers’ profitability to be relevant to its deliberations.
Conclusions and Determinations
The Independent Trustees considered the services provided by both the Adviser and Subadvisers. The Independent Trustees also considered the discussion of the Funds’ management fees, expense ratios and performance. The Independent Trustees also approved the current fee waiver extension through February 28, 2010.
At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to approval of the continuance of the Funds’ Advisory and Sub-Advisory Agreements. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.
•	The Board concluded that the nature, extent and quality of the services provided by SPARX, SAM, PMA and PMACM are adequate and appropriate.

•	The Board was satisfied with the Funds’ overall relative performance, but were concerned about shorter-term underperformance of SPARX Japan Fund, and determined to continue to closely monitor performance.

•	The Board concluded that the fees paid to SPARX were reasonable in light of comparative management fee, expense and performance information and benefits derived or to be derived by SPARX and its affiliates from its relationship with the Funds and that the fees paid to the Subadvisers are reasonable and appropriate.

•	The Board recognized that economies of scale may be realized as the assets of the Funds increase and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the Funds, the Board would seek to have those economies of scale shared with the Funds.
The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Advisory Agreement and the Sub-Advisory Agreements were in the best interests of the Funds and their shareholders.
Tax Information
If the Funds meet the requirements of section 853 of the Internal Revenue Code, the Funds may elect to pass through to its shareholders credits for foreign taxes. The total amount of income received by the Funds from sources within foreign countries and possessions of the United States is as follows:
SPARX Japan Fund

	Dollar Amount	Per Share
Foreign Source Income	$1,223,274	0.02259
Foreign Taxes Paid	85,629	0.00158
SPARX Smaller Companies Fund
	Dollar Amount	Per Share
Foreign Source Income	$160,415	0.0939
Foreign Taxes Paid	11,135	0.0065
SPARX Asia Pacific Opportunities Fund
	Dollar Amount	Per Share
Foreign Source Income	$240,292	0.4245
Foreign Taxes Paid	5,796	0.0102
SPARX Asia Pacific Equity Income Fund
	Dollar Amount	Per Share
Foreign Source Income	$316,336	0.4717
Foreign Taxes Paid	10,546	0.0157
Of the distributions made by the SPARX Japan Fund, SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Income Fund, 100.0%, 100.0% and 88.0%, respectively, represent the amount of each distribution which may qualify for the 15% dividend income tax rate. These figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

SPARX ASIA FUNDS
Additional Information (unaudited) (continued)
Form N-Q
The Trust files complete Portfolio of Investments for each Fund with the U.S. Securities and Exchange Commission (the “SEC”) for the Fund’s first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov and are available for review and copying at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.
Proxy Voting
The Trust’s Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust’s Statement of Additional Information (“SAI”), and are also available (i) upon request, without charge, by calling 1-800-632-1320 or (ii) on the SEC’s website at www.sec.gov.
The Trust’s Proxy Voting Record for the most recent twelve month period ended June 30 is available beginning each August 31 (i) without charge, upon request, by calling 1-800-632-1320 and (ii) on the SEC’s website at www.sec.gov.
Disclosure of Fund Expenses
We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. This table illustrates your Fund’s costs in two ways:
Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.
You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”
Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return.You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

	Beginning	Ending
	Account	Account		Expenses
	Value	Value	Expense	Paid During
	05/01/08	10/31/08	Ratio(1)	Period(2)
SPARX Japan Fund

Actual Fund Return
Investor Shares	$1,000.00	$661.50	1.25%	$5.22
Institutional Shares	1,000.00	661.30	1.25%	5.22
Hypothetical 5% Return
Investor Shares	$1,000.00	$1,018.85	1.25%	$6.34
Institutional Shares	1,000.00	1,018.85	1.25%	6.34

SPARX Japan Smaller Companies Fund

Actual Fund Return
Investor Shares	$1,000.00	$656.80	1.60%	$6.66
Hypothetical 5% Return
Investor Shares	$1,000.00	$1,017.09	1.60%	$8.11

SPARX ASIA FUNDS
Additional Information (unaudited) (continued)

	Beginning	Ending
	Account	Account		Expenses
	Value	Value	Expense	Paid During
	05/01/08	10/31/08	Ratio(1)	Period(2)
SPARX Asia Pacific Opportunities Fund

Actual Fund Return
Investor Shares	$1,000.00	$597.00	1.60%	$6.42
Hypothetical 5% Return
Investor Shares	$1,000.00	$1,017.09	1.60%	$8.11

SPARX Asia Pacific Equity Income Fund

Actual Fund Return
Investor Shares	$1,000.00	$593.90	1.60%	$6.41
Hypothetical 5% Return
Investor Shares	$1,000.00	$1,017.09	1.60%	$8.11

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio, as indicated, multiplied by the average account value over the period, multiplied by the number of days since commencement of operations in the most recent fiscal half-year, and then divided by 366 (to reflect the one-half year period).

SPARX ASIA FUNDS
Additional Information (unaudited) (continued)
Trustee and Officer Information
The Trust’s Board of Trustees (the “Board”) is responsible for the management and supervision of the Funds and approves all significant agreements with those companies that furnish services to the Funds.
The Trustees and executive officers of the Trust, together with information as to their principal occupations during at least the last five years, are shown below.

	Position(s) with		Other
Name (Age)	the Trust	Principal Occupation(s)	Directorships
Address[1]	(Since)	During Past 5 Years	Held[2]
Non-Interested Trustees:[3]

Jack R. Thompson (59)	Chairman of the Board (September 2003)	Consultant since April 2003. From May 1999 to April 2003, President and Trustee of all investment companies managed and/or distributed by Berger Financial Group LLC.	The Russell Fund Complex (an investment company complex comprised of over 40 funds); Lifevantage Corporation (manufacturer of nutritional supplements).

Alice Kane (60)	Trustee (April 2005)	U.S. General Counsel, Zurich, N.A., since November 2005. From September 2004 to August 2005, Chair and Chief Executive Officer, Q-Cubed Advisors. From October 2002 to April 2004, Chair and Founder, Blaylock Asset Management, and investment banker, Blaylock Partners.	Guess?, Inc. (clothing manufacturer); Corinthian Colleges, Inc. (post-secondary education).

Robert Straniere (67)	Trustee (April 2005)	Partner, Gotham Strategies (political consultants) and Gotham Global Group (public affairs) since 2005. Consultant, New York Department of Health since 2005. From 1995 to 2006 and from 2007, Counsel, Fischer and Fischer Law Firm. President, NYC Hot Dog Company since 2005. Partner, Kantor-Davidoff Law Firm from 2006 to 2007. Founding Partner, The Straniere Law Firm, since 1989. From 1981 to 2004, Member, New York State Assembly.	Reich & Tang Fund Group (an investment company complex comprised of 23 funds); The RBB Fund, Inc. (a registered investment company).

Interested Trustee:[4]

Evan Gartenlaub (35)	Trustee and President (December 2007)	Managing Director and Counsel of the Adviser (employed by the Adviser since 2006). During 2006, associate at Schulte Roth & Zabel LLP (law firm). From 2002 to 2006, associate at Kirkland & Ellis LLP.	None

[1]	The address of each Trustee is 360 Madison Avenue, 24th Floor, New York, New York, 10017. Each Trustee serves an indefinite term, until a successor is elected and qualified.

[2]	The Trustees do not serve on the board of any other registered investment company in a complex or group with the Trust.

[3]	Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (“Non-Interested Trustees”).

[4]	Mr. Gartenlaub is an “interested person” (as defined in the 1940 Act) of the Trust (“Interested Trustee”) because of his position with the Adviser.

SPARX ASIA FUNDS
Additional Information (unaudited) (continued)

Position(s) with
Name (Age)	the Trust	Principal Occupation(s)
Address[1]	(Since)[2]	During Past 5 Years
Other Officers:

Hoi Fong (37)	Treasurer (January 2006) and Secretary (December 2007)	Senior Vice President and Assistant Treasurer of the Adviser (employed by the Adviser since 2004). From 2003 to 2004, Senior Accountant at Whippoorwill Associates. From 2000 to 2003, Senior Portfolio Administrator at Credit Suisse First Boston.

Kevin T. Medina (37)	Chief Compliance Office (January 2006)	Senior Vice President and Chief Compliance Officer of the Adviser (employed by the Adviser since 2004). From 2002 to 2004, Senior Compliance Analyst for Allianz Dresdner Asset Management.

[1]	The address of each officer is SPARX Investment & Research, USA, Inc., 360 Madison Avenue, 24th Floor, New York, New York 10017.

[2]	Each officer serves an indefinite term, until his successor is elected and qualified.

SPARX ASIA FUNDS
An investment in shares of the Funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or the U.S. Government. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, SPARX Investment & Research, USA, Inc., its subsidiaries or affiliates, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency, and may involve investment risk, including the possible loss of principal.
The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The views contained herein are subject to change at any time based on market and other conditions.
Past performance is no guarantee of future results.

SPARX ASIA FUNDS
Board of Trustees
Jack R. Thompson, Chairman*
Alice Kane*
Robert Straniere*
Evan Gartenlaub
Officers
Evan Gartenlaub, President
Hoi Fong, Treasurer and Secretary
Kevin T. Medina, Chief Compliance Officer

*	Non-Interested Trustee
Investment Adviser
SPARX Investment & Research, USA, Inc.
360 Madison Avenue, 24th Floor
New York, NY 10017
Sub-Investment Adviser (SPARX Japan Fund and SPARX Japan Smaller Companies Fund)
SPARX Asset Management, Co., Ltd.
Gate City Ohsaki, East Tower
16F 1-11-2 Ohsaki
Shinagawa-ku Tokyo 141-0032
Sub-Investment Advisers (SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Income Fund)
PMA Capital Management Limited
Harbour Place,
103 South Church Street
Grand Cayman, Cayman Islands
PMA Investment Advisors, Limited
6th Floor, ICBC Tower, Citibank Plaza
3 Garden Road, Central, Hong Kong
Administrator
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Distributor
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406
Custodian
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153
Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038-4982
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072
THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 1-800-632-1320.

SPARX Investment & Research, USA, Inc.
360 Madison Avenue, 24th Floor
New York, NY 10017

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	See attached Exhibit (a)(1).
Item 3. Audit Committee Financial Expert.
(a)(1)	The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Mr. Jack R. Thompson is the audit committee financial expert. Mr. Thompson is “independent” as defined in this item of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $82,000 for 2007 and $100,900 for 2008.

Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2007 and $0 for 2008.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $21,500 for 2007 and $38,200 for 2008. Fees for tax services to the registrant, consisted of review of the U.S. Federal income tax return, New York State and New York City income tax returns and the excise tax return, preparation of, certain other required tax returns and tax advice, PFIC analysis and FIN 48.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $10,764 for 2007 and $0 for 2008. Fees are for organization cost for the three new funds launched on August 31st 2007.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Services are specifically pre-approved by the Audit Committee of the registrant’s Board of Trustees or a designated member of the Audit Committee prior to engagement.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	None.

(c)	None.

(d)	None.
(f)	None.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $32,264 for 2007 and $38,200 for 2008.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	SPARX Asia Funds

By (Signature and Title)*	/s/ Evan Gartenlaub
Evan Gartenlaub, President
(principal executive officer)

Date	7/13/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Evan Gartenlaub
Evan Gartenlaub, President
(principal executive officer)

Date	7/13/09

By (Signature and Title)*	/s/ Hoi Fong
Hoi Fong, Treasurer
(principal financial officer)

Date	7/13/09

*	Print the name and title of each signing officer under his or her signature.